 As filed with the Securities and Exchange Commission on October 22, 1998

                                         Securities Act Registration No. 33-9269
                                Investment Company Act Registration No. 811-4864
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 19

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [_]

                                                                             [X]
                             AMENDMENT NO. 20

                        (Check appropriate box or boxes)

                                  ------------

                         PRUDENTIAL EQUITY INCOME FUND


               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                      MARGUERITE E. H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                        [_] immediately upon filing pursuant to paragraph (b)

                        [_] on (date) pursuant to paragraph (b)

                        [_] 60 days after filing pursuant to paragraph (a)(1)

                        [X] on December 30, 1998 pursuant to paragraph (a)(1)

                        [_] 75 days after filing pursuant to paragraph (a)(2)

                        [_] on (date) pursuant to paragraph (a)(2) of Rule 485
                          If appropriate, check the following box:
                        [_] this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment

  TITLE OF SECURITIES BEING REGISTERED . . . . SHARES OF BENEFICIAL INTEREST,
PAR VALUE $.01 PER SHARE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      FUND TYPE:
      -------------------------------
      Stock


      INVESTMENT OBJECTIVE:
      -------------------------------
      Capital appreciation and
      current income



      Prudential Equity
      Income Fund
      -------------------------------

      PROSPECTUS:  DECEMBER 30, 1998


      As with all mutual funds, filing this prospectus with the Securities and Exchange Commission does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                                LOGO Prudential
                                                                     Investments

     --------------------------------------------------------------

     TABLE OF CONTENTS
     --------------------------------------------------------------

     2   Risk/Return Summary
     2   Investment Objective and Principal Strategies
     2   Principal Risks
     2   Evaluating Performance
     4   Shareholder Fees and Expenses

     6   How the Fund Invests
     6   Investment Objective and Policies
     7   Other Investments
     8   Derivative Strategies
     8   Additional Strategies
     9   Investment Risks

     12  How the Fund is Managed
     12  Manager
     12  Investment Adviser
     12  Portfolio Manager
     12  Distributor
     13  Year 2000

     14  Fund Distributions and Tax Issues
     14  Distributions
     14  Tax Issues
     16  If You Sell or Exchange Your Shares

     17  How to Buy, Sell and Exchange Shares of the Fund
     17  How to Buy Shares
     24  How to Sell Your Shares
     26  How to Exchange Your Shares

     28  Financial Highlights
     28  Class A Shares
     29  Class B Shares
     30  Class C Shares
     31  Class Z Shares

     32  The Prudential Mutual Fund Family

     For More Information (Back Cover)

RISK / RETURN SUMMARY

This section highlights key information about the Prudential Equity Income Fund, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is both capital appreciation and current income, which means we seek investments that will increase in value as well as pay the Fund dividends and other income. We normally invest at least 65% of the Fund's total assets in the common stock of U.S. companies, as well as securities that can be converted into common stock (known as convertibles).

WE'RE VALUE INVESTORS            To achieve our income objective, we look for
In deciding which stocks to      securities that will provide investment income
 buy, we use what is known as    returns above those of the Standard & Poor's 500
 a value investment style.       Stock  Index or the NYSE Composite Index.  While we
 That is, we invest in stocks    make every effort to achieve our objective, we can't
 that we believe are under-      guarantee success.
 valued, given the company's
 sales, earnings, book value     PRINCIPAL RISKS
 and cash flow.  Using this      Although we try to invest wisely, all investments
 approach, we seek reasonable    involve risk.  Since the Fund invests primarily in
 growth with an eye toward       stock, there is the risk that the price of a
 minimizing risk.                particular stock we


-------------------------------
 own could go down, or pay lower-than-expected dividends.  Generally, the stock price of large companies is more stable than the stock price of medium-sized and small companies, but this is not always the case.

In addition to an individual stock losing value, the value of the equity markets as a whole could go down. Some of our investment strategies - as well as foreign investments that we make-also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more information about the risks associated with the Fund, see "Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors-including risk-can affect how the Fund performs.
The following bar chart and table show the Fund's performance over the past 10 years and demonstrate how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.



ANNUAL RETURNS Class B shares/1/
(as percentage)

1988:                      20.89
1989:                      20.35
1990:                      -5.73
1991:                      25.62
1992:                       8.42  [ Bar Chart Here]
1993:                      20.43
1994:                      -0.80
1995:                      20.72
1996:                      20.98
1997:                      35.35

Best Quarter:  16.25%   (2nd quarter of 1997)  Worst Quarter:  -11.04%  (3rd quarter of 1990)
-----

/1/ These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Class B shares from 1-1-98 to 9-30-98 was -10.85%.

AVERAGE ANNUAL RETURNS AS OF 12-31-97/1/

                    1 YR   5 YRS   10 YRS    SINCE INCEPTION
Class A shares    29.59%   18.44%   n/a     15.89%  (since 1-22-90)
Class B shares    30.35%   18.65%  16.00%   13.31%  (since 1-20-87)
Class C shares    34.35%    n/a     n/a     20.92%  (since 8-1-94)
Class Z shares    36.81%    n/a     n/a     28.68%  (since 3-1-96)
S&P 500/2/          %       %       %         n/a
Lipper Average/3/   %       %       %         n/a

/1/   The Fund's returns are after deduction of sales charges and expenses.

/2/ The Standard & Poor's 500 Stock Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of
      sales charges. S&P 500 since inception returns are   % for Class A,   %
                                                         _                --
      for Class B,   % for Class C and   % for Class Z shares.
                   --                  --

/3/ The Lipper Average is based on the average return of all mutual funds in the Lipper Equity Income category and does not include the effect of any sales charges. Again, these returns would be lower if they included the
      effect of sales charges. Lipper since inception returns are   % for Class
                                                                  --
      A,  % for Class B,   % for Class C and   % for Class Z shares.
        --               --                  --

Shareholder Fees and Expenses

This table shows the sales charges, fees and expenses for each share class of the Fund-Class A, B, C and Z. Each share class has different sales charges-known as loads-and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund".

SHAREHOLDER FEES/1/ Paid Directly from Your Investment

                                Class A         Class B         Class C         Class Z
Maximum sales charge
 (load) imposed on
 purchases (as a                5%              None            1%              None
 percentage of offering
 price)
Maximum deferred sales
 charge (load) (as a
 percentage of the lower
 of original purchase           None            5%/2/           1%/3/           None
 price or sale proceeds)
Maximum sales charge
 (load) imposed on
 reinvested dividends and       None            None            None            None
 other distributions
Redemption fees                 None            None            None            None
Exchange fee                    None            None            None            None

Maximum account fee             None            None            None            None

ANNUAL FUND OPERATING EXPENSES Deducted from Fund Assets

                             Class A            Class B            Class C              Class Z
Management fees                    %                  %                  %                    %
+ Distribution (12b-1) and
 service fees                   .30%/4/           1.00%              1.00%                 None
+ Other expenses                ___%               ___%               ___%                 ___%
= Total annual Fund             ___%               ___%               ___%                 ___%
 operating expenses

/1/ The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge you a separate or additional fee for purchases and sales of shares.

/2/ The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year.

/3/ The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

/4/ The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Fund operating expenses are __%.

Fees and Expenses Example

This example will help you compare the fees and expenses of the Fund's different share classes.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 yr     3 yrs     5 yrs     10 yrs
Class A shares
Class B shares
Class C shares
Class Z shares

You would pay the following expenses on the same investment if you did not sell your shares:

                        1 yr     3 yrs     5 yrs     10 yrs
Class A shares
Class B shares
Class C shares
Class Z shares

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is both CAPITAL APPRECIATION and CURRENT INCOME. This means we seek investments that will increase in value, as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund's total assets in the COMMON STOCK and CONVERTIBLE SECURITIES of companies that we believe will provide investment income returns above those of the S&P 500 or the NYSE Composite Index. This means that we focus on companies whose dividend yield (the annual dividend a company pays to its shareholders, shown as a percentage of the current stock price) is higher than the average dividend yield of the companies that make up the S&P 500 or the NYSE Composite Index.

WE USE A CONTRARIAN APPROACH                We buy common stock and convertible
                                            securities of companies of every
To achieve our value investment strategy,   size - small, medium and large
 we generally take a strong contrarian      capitalization.
 approach to investing. In other words,
 we usually buy securities that are out     In addition to buying stock, we may
 of favor and that many other investors     buy CONVERTIBLE SECURITIES. These
 are selling, and we attempt to invest in   are securities - like bonds,
 companies and industries before other      corporate notes and preferred stock
 investors recognize their true value.      - that can be converted into the
 Using these guidelines, we focus on
 long-term performance, not short-term
 gain.
------------------------------------------
 company's common stock or some other equity security. The Fund also invests in other EQUITY-RELATED SECURITIES, including preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, and securities - like
 American Depositary Receipts (ADRs) - that represent an equity investment in a foreign company. Generally, we consider selling a security when, in the opinion of the investment adviser, it has increased in value to the point where it is no longer undervalued.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI -contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS

We may also use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

Money Market Instruments, Bonds and Other Fixed-Income Obligations

Under normal circumstances, the Fund may invest up to 35% of its total assets in MONEY MARKET INSTRUMENTS, which include the commercial paper of U.S. corporations, the obligations of U.S. banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies. We also may invest up to 35% of the Fund's total assets in other fixed-income obligations like BONDS. Generally, fixed-income obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation but may help to preserve the Fund's assets when the equity markets are unstable.

The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations, we invest primarily in obligations in one of the top three long-term quality ratings (A or better). We may invest in lower rated obligations which are more speculative, including high-yield or "junk" bonds (obligations rated below BBB/Baa), although we will not invest in obligations rated lower than Ca/CC. We may also invest in obligations that are not rated, but which we believe are of comparable quality to the obligations described above.

FOREIGN SECURITIES

We may invest up to 30% of the Fund's total assets in FOREIGN SECURITIES, including money market instruments and other fixed-income securities, stock and other equity-related securities. For purposes of this limitation, we do not consider ADRs and other similar receipts or shares to be foreign securities.

REAL ESTATE INVESTMENT TRUSTS

We may invest in the securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income - most of which comes from rents, mortgages and gains on sales of property - to shareholders.

DERIVATIVE STRATEGIES

We may use a number of alternative investment strategies - including DERIVATIVES - to try to improve the Fund's returns or protect its assets, although we cannot guarantee they will work. Derivatives - such as futures, options, forward foreign currency exchange contracts and options on futures - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, i.e. a security, market index, currency, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

The Fund also follows certain policies when it: BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 33% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including restricted securities, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments.

-------------------------------------------------------------------------------------------------------------
INVESTMENT TYPE                 RISKS                                   POTENTIAL REWARDS
% OF FUND'S TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------
STOCK AND CONVERTIBLE           .  Individual stocks could              .  Historically, stocks have
SECURITIES OF U.S.                 lose value                              out-performed other
COMPANIES                                                                  investments over the long
                                .  The equity markets could             .  term
At least 65%                       go down
                                                                           Generally, economic
                                .  Companies that pay                   .  growth means higher
                                   dividends may not do                    corporate profits, which
                                   so if they don't have                   leads to an increase in stock
                                   profits or adequate cash flow           prices, known as capital
                                                                           appreciation
                                .  Changes in economic or               .
                                   political conditions,                   May be one source
                                   both domestic and                       of dividend income
                                   international
-------------------------------------------------------------------------------------------------------------

BONDS                           .  Credit risk--the risk                .  Regular interest
                                   that the borrower can't                 income
Up to 35% under                    pay back the money
normal conditions                  borrowed or make
                                   interest payments                    .  Generally more secure than
                                   (particularly high for                  stock since companies
                                   junk bonds)                             must pay their debts
                                                                           before they pay
                                .  Market risk--the risk                   dividends
                                   that bonds or other debt
                                   instruments may lose
                                   value in the market
                                   because interest rates
                                   change or there is a
                                   lack of confidence in
                                   the borrower

-------------------------------------------------------------------------------------------------------------
INVESTMENT TYPE                 RISKS                                   POTENTIAL REWARDS
% OF FUND'S TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES              .  Foreign markets, economies         .  Investors can participate in
                                   and political systems may not         the growth of foreign markets
Up to 30%                          be as stable as in the U.S.           and companies operating in
                                                                         those markets
                                .  Currency risk

                                .  May be less liquid than U.S.
                                   stocks

                                .  Differences in foreign laws,
                                   accounting standards and public
                                   information
-------------------------------------------------------------------------------------------------------------
REAL ESTATE                     .  Performance depends                .  Real estate holdings
INVESTMENT                         on the strength of real               can generate good
TRUSTS (REITS)                     estate markets, REIT                  returns from rents,
                                   management and                        rising market values,
Up to 25%                          property management                   etc.
                                   which can be affected by
                                   many factors, including            .  Greater diversification
                                   national and regional                 than direct ownership
                                   economic conditions
-------------------------------------------------------------------------------------------------------------
DERIVATIVES                     .  Generally involves trying          .  One way to manage
                                   to predict whether                    the Fund's risk/return
Percentage varies                  the underlying security,              balance by locking in
                                   market index, currency                the value of an
                                   or interest rate will                 investment ahead of
                                   increase or decrease at               time
                                   some future date

                                .  If the investment adviser
                                   predicts wrong, the Fund
                                   can lose money

                                .  Using derivatives costs
                                   money
-------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES             .  May be difficult to                .  May offer a more
                                   value and sell                        attractive yield or
                                                                         potential for growth
Up to 15% of net assets         .  Could result in losses                than more liquid
                                                                         securities

-------------------------------------------------------------------------------------------------------------
INVESTMENT TYPE                 RISKS                                   POTENTIAL REWARDS
% OF FUND'S TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS        .  Limits potential for                 .   May preserve the
(up to 100% on a temporary         capital appreciation                     Fund's assets
 basis)                         .  See Credit risk and
                                   Market risk

HOW THE FUND IS MANAGED

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, the Fund paid PIFM management fees of __% of the Fund's average net assets.

As of November 30, 1998, PIFM served as the Manager to all __ of the Prudential Mutual Funds, and as Manager or administrator to __ closed-end investment companies, with aggregate assets of approximately $__ billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, known as Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

Warren E. Spitz, a Managing Director of Prudential Investments, has managed the Fund since 1988. He earned a B.S. from Allegheny College and an M.B.A. from the University of Pennsylvania's Wharton School of Business.

As a value investor, Warren seeks companies that will produce both above-average earnings and dividend growth over the long term. He also uses sales, book value and cash flow as guides for stock selection.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees-known as 12b-1 fees-are shown in the "Shareholder Fees and Expenses" table.

YEAR 2000

Many computer systems used today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cannot guarantee that this will not be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the year 2000.

In addition, issuers of securities may also encounter year 2000 compliance problems. If these problems are significant and are not corrected, securities markets could go down or issuers could have poor performance. If the Fund owns these securities, then it is possible that the Fund could lose money.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders, typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

The Fund also distributes CAPITAL GAINS to shareholders - typically once a year
- which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and later sold the shares for a total of $1,500, the Fund has capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - the longer a security is held before it is sold, the lower the capital gains tax rate, up to a point.

For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099

During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you as a shareholder of record. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts - available to certain taxpayers beginning in 1998
- contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your broker or a Prudential professional for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

$
RECEIPTS                                 CAPITAL GAIN
FROM SALE                                (taxes owed)

                                              OR

                                         CAPITAL LOSS
                                       (offset against
                                            gain)

Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUNDS SERVICES LLC
ATTN:  INVESTMENT SERVICES
P.O. BOX 15020
NEWBRUNSWICK, NJ  08906-5020


To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the sale of Fund shares.
STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within certain time periods (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a low front-end sales charge and a low CDSC, but the operating expenses are also higher than the expenses for Class A shares.

WHEN CHOOSING A SHARE CLASS, YOU SHOULD CONSIDER THE FOLLOWING:

 .  The amount of your investment
 .  The length of time you expect to hold the shares and the impact of the varying distribution fees
 . The different sales charges that apply to each share class-Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front- end sales charge and low CDSC
 .  Whether you qualify for any reduction or waiver of sales charges

 .  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
 .  Whether you qualify to purchase Class Z shares

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                            Class A                Class B              Class C                 Class Z
Minimum purchase amount/1/                  $1,000                 $1,000               $2,500                  None

Minimum amount for
subsequent purchases/1/                     $  100                 $  100               $  100                  None


Maximum initial sales charge                5% of the public       None                 1% of the public        None
                                            offering price                              offering price
Contingent Deferred Sales
Charge (CDSC)/2/                            None                   If sold              1% on                   None
                                                                   during:              sales made
                                                                   Year 1    5%         within 18
                                                                   Year 2    4%         months of purchase/2/
                                                                   Year 3    3%
                                                                   Year 4    2%
                                                                   Year 5/6  1%
                                                                   Year 7    0%

Annual distribution (12b-1)                 .30 of 1% (.25 of
and service fees (shown as a                1% currently)          1%                   1%                      None
percentage of
average net assets)/3/

/1/ The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-Automatic Investment Plan."

/2/ For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

/3/ These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                           Sales charge as %   Sales charge as %     Dealer
Amount of purchase         of offering price   of amount invested    reallowance
Less than $25,000          5.00%                5.26%                4.75%
$25,000 to $49,999         4.50%                4.71%                4.25%
$50,000 to $99,999         4.00%                4.17%                3.75%
$100,000 to $249,999       3.25%                3.36%                3.00%
$250,000 to $499,999       2.50%                2.56%                2.40%
$500,000 to $999,999       2.00%                2.04%                1.90%
$1 million and above/1/    None                 None                 None

/1/ If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

To satisfy the purchase amounts above, you can:
 .  invest with an eligible group of related investors;
 .  buy the Class A shares of two or more Prudential Mutual Funds at the same time;
 . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or
 . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

Benefit Plans. Pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code-which we call BENEFIT PLANS-can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

Certain Prudential retirement programs - such as PruArray Association Benefit Plans and PruArray Savings Programs - may also be exempt from Class A's sales
charges.   For more information, see the SAI or contact your Prudential professional. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

 . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services;

 . Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name; or

 . Retirement programs where Prudential provides no administrative services.


Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of sales charges, you must notify the Transfer Agent or your broker at the time of your purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Reduction and Waiver of Initial Sales Charges - Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

[Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.

Investments of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. Such purchases must be made within 60 days of the redemption. If you are entitled to the waiver, you must notify either the Transfer Agent or your dealer. The Transfer Agent may require any supporting documents it considers to be appropriate.]

QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Fund can be purchased by any of the following:

 . Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan-in combination with other plans sponsored by the same employer or group of related employers-has at least $50 million in defined contribution assets
 . Participants in any fee-based program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option
 . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual
   Funds are an available option
 . Benefit Plans for which an affiliate of the Distributor serves as record-keeper and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds
 .  The Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities
 .  Current and former Directors/Trustees of the Prudential Mutual Funds
   (including the Fund)
 .  Employees of Prudential and/or Prudential Securities who participate in a
   Prudential-sponsored employee savings plan
 .  Prudential with an investment of $10 million or more

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund-known as the NET ASSET VALUE or NAV - is determined by a simple calculation - it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund-or the NAV - is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the
Fund's Board.   Most national newspapers report the NAVs of most mutual funds, which allows investors to price mutual funds daily.


     MUTUAL FUND SHARES                  We determine the NAV of our shares once
---------------------------------------  each business day at 4:15 p.m. New York
     The NAV of mutual fund shares       Time on days that the New York Stock
      changes every day because the      Exchange is open for trading. We do not
      value of a fund's portfolio        determine NAV on days when we have not
      changes constantly.  For           received any orders to purchase, sell
      example, if Fund XYZ holds ACME    or exchange, or when changes in the
      Corp. stock in its portfolio and   value of the Fund's portfolio do not
      the price of ACME stock goes up,   materially affect the NAV.
      while the value of the fund's
      other holdings remains the same
      and expenses don't change, the
      NAV of Fund XYZ will increase.
---------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND? For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your broker or a Prudential professional. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), a Prudential professional will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance -which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market downturns - is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

When you sell shares of the Fund-also known as redeeming your shares-the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

Generally, we will pay you for the shares that you sell within seven days after
the Transfer Agent receives your sell order.   If you hold shares through a
broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay your sale until your check clears, which can take up to 10 days. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. If you invest by check, we will only process your redemptions after your check clears. This can take up to 10 calendar days. You can avoid delay if you purchase shares by wire, certified check or cashier's check. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charges (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

 .  Amounts representing shares you purchased with reinvested dividends and distributions
 . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years (five years for Class B shares purchased before January 22, 1990)
 .  Amounts representing shares held beyond the CDSC period (six years for Class
   B shares and 18 months for Class C shares)

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize-the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to the value of your oldest shares first. To value these shares, we will use the original purchase price or the current value, whichever is less.

As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC of 1% for Class C shares - which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) - is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC-CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

 . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
 .  To provide for certain distributions-made without IRS penalty-from a tax-
   deferred retirement plan, IRA or Section 403(b) custodial account
 .  On certain sales from a Systematic Withdrawal Plan

   For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Waiver of Contingent Deferred Sales Charges-Class B Shares."

WAIVER OF THE CDSC - CLASS C SHARES

[The CDSC will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.]

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds-including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. We may change the terms of the exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: EXCHANGE PROCESSING
     P.O. BOX: 15010
     New Brunswick, NJ 08906-5010

     There is no sales charge for such exchanges. However, if you exchange - and then sell - Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.

     Remember, as we explained in the section entitled "If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege".

     [If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis, if you notify the Transfer Agent that you qualify for this exchange privilege. We have obtained legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.]

FREQUENT TRADING

You should not use the Fund for frequent trading in response to short-term changes in the market. Doing this makes it harder for us to efficiently manage the Fund, and it also increases transaction costs. If we believe you are engaged in this kind of trading, we reserve the right to refuse any of your purchase orders or exchanges. The Fund will reject all exchanges and purchases from any person or group that we believe is following a market timing strategy unless we have an agreement to follow certain procedures, including a daily dollar limit on trading.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
CLASS A SHARES

The financial highlights for the two years ended October 31, 1998 were audited by LLP, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES  (FISCAL YEARS ENDED 10-31-98)
PER SHARE OPERATING PERFORMANCE                 1998            1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $               $15.43     $14.40     $14.03     $14.38
Income from investment operations:
Net investment income                                            .45       .47        .48        .41
Net realized and unrealized gain (loss)                          6.29      1.75       .95        .06
on investment transactions
Total from investment operations                                 6.74      2.22       1.43       .47
----------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income           (    )            (.43)     (.49)      (.54)      (.29)
Distributions from net realized gains          (    )            (.74)     (.70)      (.52)      (.53)
Total distributions                            (     )          (1.17)     (1.19)     (1.06)     (.82)
Net asset value, end of year                    $               $21.00     $15.43     $14.40     $14.03
Total return/1/                                       %         45.68%     15.97%     11.15%     3.48%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                        1998            1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                   $               $570,146   $341,717   $276,990   $150,502
Average net assets (000)                        $               $454,892   $310,335   $236,688   $131,398
Ratios to average net assets:
Expenses, including distribution fees                 %         .94%       .98%       1.03%      1.09%
Expenses, excluding
 distribution fees                                    %         .69%       .73%       .78%       .85%
Net investment income                                 %         2.32%      3.26%      3.36%      2.97%
Portfolio turnover                                    %         36%        36%        74%        70%
----------------------------------------------------------------------------------------------------------

/1/ Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

CLASS B SHARES

The financial highlights for the two years ended October 31, 1998 were audited by LLP, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES  (FISCAL YEARS ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE         1998    1997            1996        1995    1994
----------------------------------------------------------------------------------------------
Net asset value, beginning of year      $       $15.39          $14.36     $14.00   $14.35
Income from investment operations:
Net investment income                           .29             .39        .37      .31
Net realized and unrealized gain (loss)         6.29            .71        .95      .06
on investment transactions
Total from investment operations                6.58            2.10       1.32     .37
----------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income    (    )  (.30)           (.37)      (.44)    (.19)
Distributions from net realized gains   (    )  (.74)           (.70)      (.52)    (.53)
Total distributions                     (    )  (1.04)          (1.07)     (.96)    (.72)
Net asset value, end of year            $       $20.93          $15.39     $14.36   $14.00
Total return/1/                         %       44.60%          15.12%     10.29%   2.73%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1998    1997           1996         1995    1994
----------------------------------------------------------------------------------------------
Net assets, end of year (000)           $       $1,250,216   $929,948   $906,793   $954,951
Average net assets (000)                $       $1,072,118   $951,220   $911,856   $784,063
Ratios to average net assets:
Expenses, including distribution fees      %    1.69%        1.73%      1.78%      1.85%
Expenses, excluding distribution fees      %    .69%         .73%       .78%       .85%
Net investment income                      %    1.60%        2.51%      2.66%      2.21%
Portfolio turnover                         %    36%          36%        74%        70%
----------------------------------------------------------------------------------------------

/1/ Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

CLASS C SHARES

The financial highlights for the two years ended October 31, 1998 were audited by LLP, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES  (FISCAL YEARS ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE                1998      1997     1996     1995      1994/1/
----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $        $ 15.39   $14.36   $14.00   $ 14.35
Income from investment operations:
Net investment income                                   .37       .38     .40       .08
Net realized and unrealized gain (loss)                6.21      1.72     .92      (.02)
on investment transactions
Total from investment operations                       6.58      2.10     1.32     .06
----------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income          (    )   (.30)    (.37)    (.44)     (.05)
Distributions from net realized gains         (    )   (.74)    (.70)    (.52)      ---
Total distributions                           (    )   (1.04)   (1.07)   (.96)     (.05)
Net asset value, end of period                $        $20.93   $15.39   $14.36    $14.00
Total return/2/                                     %  44.60%   15.12%   10.29%    0.45%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                      1998      1997     1996     1995      1994
----------------------------------------------------------------------------------------------
Net assets, end of period (000)               $        $17,911   $8,511   $4,586   $1,527
Average net assets (000)                      $        $11,432   $6,730   $3,132   $762
Ratios to average net assets:
Expenses, including distribution fees               %  1.69%     1.73%    1.78%    2.05%/3/
Expenses, excluding distribution fees               %  .69%      .73%     .78%     1.05%/3/
Net investment income                               %  1.53%     2.51%    2.57%    2.42%/3/
Portfolio turnover                                  %  36%       36%      74%      70%
----------------------------------------------------------------------------------------------

/1/ Information shown is for the period 8-1-94, when Class C shares were first offered, through 10-31-94.

/2/ Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.

/3/  Annualized.

CLASS Z SHARES

The financial highlights for the two years ended October 31, 1998 were audited by LLP, and the financial highlights for period from March 1, 1996 through October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES  (FISCAL YEARS ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE               1998    1997      1996/1/
--------------------------------------------------------------------------------
Net asset value, beginning of period          $       $15.42    $15.13
Income from investment operations:
Net investment income                                 .36       .38
Net realized and unrealized gain (loss)               6.43      .30
on investment transactions
Total from investment operations                      6.79      .68
--------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                  (.47)     (.39)
Distributions from net realized gains                 (.74)      ---
Total distributions                                   (1.21)    (.39)
Net asset value, end of period                $       $21.00    $15.42
Total return/2/                                   %   46.12%    4.55%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                      1998    1997      1996
--------------------------------------------------------------------------------
Net assets, end of  period (000)              $       $74,956   $44,509
Average net assets (000)                      $       $57,369   $24,641
Ratios to average net assets:
Expenses, including distribution fees             %   .69%      .73%/3/
Expenses, excluding distribution fees             %   .69%      .73%/3/
Net investment income                             %   2.58%    3.51%/3/
Portfolio turnover                                %   36%       36%
--------------------------------------------------------------------------------

/1/ Information shown is for the period 3-1-96, when Class Z shares were first offered, through 10-31-96.

/2/ Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.

/3/  Annualized.

THE PRUDENTIAL MUTUAL FUND FAMILY

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your broker or Prudential professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND

PRUDENTIAL INDEX SERIES FUND
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth  & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.

  Nicholas-Applegate Growth Equity Fund

Asset Allocation/Balanced Funds
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  Prudential Active Balanced Fund

GLOBAL FUNDS

Global Stock Funds
PRUDENTIAL DEVELOPING MARKETS FUND
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.

PRUDENTIAL INDEX SERIES FUND

  Prudential Europe Index Fund

  Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  Global Series
  International Stock Series
GLOBAL UTILITY FUND, INC.
Global Bond Funds
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

BOND FUNDS

Taxable Bond Funds
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  Income Portfolio

Tax-Exempt Bond Funds
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  California Series
  California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
  High Income Series
  Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series

  Ohio Series
  Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.



MONEY MARKET FUNDS

Taxable Money Market Funds
CASH ACCUMULATION TRUST
  Liquid Assets Fund
  National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  Money Market Series
  U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

Tax-Free Money Market Funds
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

Institutional Money Market Funds
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  Institutional Money Market Series

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ  08906-5005
(800) 225-1852
(732) 417-7555
(if calling from outside the U.S.)

_____________________________________________

Brokers should contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ  08906-5035
(800) 225-1852

______________________________________________

Visit Prudential's web site at HTTP://WWW.PRUDENTIAL.COM

______________________________________________
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)

ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

--------------------------------------------------------
CUSIP Numbers:

     Class A:                                743916-20-7
     Class B:                                743916-10-8
     Class C:                                743916-30-6
     Class Z:                                743916-40-5
Investment Company Act File No:  811-4864




MF 131A

                         PRUDENTIAL EQUITY INCOME FUND

                      Statement of Additional Information

                         dated December 30, 1998

  Prudential Equity Income Fund (the Fund) is an open-end, diversified, management investment company. Its investment objective is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analysis and the relationships that those factors have to the price and return of a given security. The balance of the Fund's assets may be invested in other equity-related securities, debt securities and certain derivatives, including options on stocks and stock indices. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 30, 1998, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
Fund History..............................................  B-2         --
Description of the Fund, Its Investments and Risks........  B-2         --
Investment Restrictions...................................  B-12        --
Management of the Fund....................................  B-13        --
Control Persons and Principal Holders of Securities.......  B-16        --
Investment Advisory and Other Services....................  B-16        --
Brokerage Allocation and Other Practices..................  B-21        --
Capital Shares, Other Securities and Organization.........  B-22        --
Purchase, Redemption and Pricing of Fund Shares...........  B-24        --
Shareholder Investment Account............................  B-33        --
Net Asset Value...........................................  B-38        --
Taxes, Dividends and Distributions........................  B-39        --
Performance Information...................................  B-40        --
Financial Statements......................................  B-43        --
Report of Independent Accountants.........................  B-55        --
Description of Security Ratings...........................   A-1        --
Appendix I--General Investment Information................   I-1        --
Appendix II--Historical Performance Data..................  II-1        --
Appendix III--Information Relating to Prudential.......... III-1        --

-------------------------------------------------------------------------------
MF131B

                               FUND HISTORY

  The Fund was organized under the laws of Massachusetts on September 18, 1986 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust.

            DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is both capital appreciation and current income. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

EQUITY AND EQUITY-RELATED SECURITIES

  Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADS), and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

  A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

FIXED-INCOME OBLIGATIONS

  The Fund may invest up to 35% of its total assets in fixed-income obligations other than money market instruments. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or BBB+ or better by Duff & Phelps Credit Rating Co. (Duff & Phelps) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). After its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider this in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in the Appendix. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

  RISKS OF INVESTING IN HIGH YIELD SECURITIES

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

FOREIGN SECURITIES

  The Fund may invest up to 30% of its total assets in foreign money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

  If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. See "Hedging and Return Enhancement Strategies--Special Risks Related to Forward Foreign Currency Exchange Contracts" below.

REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  The Fund also may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, forward foreign currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions" below. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to enhance return or to hedge the Fund's portfolio. These options will be on equity securities and financial indices (e.g., S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

  A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  The Fund's dealings in forward contracts will be limited to hedging involving either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

  FUTURES CONTRACTS AND OPTIONS THEREON

  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and options thereon will be on financial indices. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

  A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions."

  LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

  If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

  The Fund will use stock index futures and options thereon as described herein in a manner consistent with these requirements.

  RISKS OF TRANSACTIONS IN STOCK OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, The Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

  RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced, including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

  SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

  SPECIAL RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets segregated will be marked-to-market daily, and if the value of the securities segregated declines, additional cash or securities will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 33% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid securities as segregated with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

(D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Such obligations (other than U.S. Government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by an NRSRO such as Moody's, S&P or Duff & Phelps or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

(E) PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1998 and 1997 were % and 36%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with stock index futures or options thereon is not considered the purchase of a security on margin.

  (2) Make short sales of securities or maintain a short position, except short sales against-the-box.

  (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, collateral arrangements with respect to stock index futures and options thereon and with respect to the writing of options on securities or on stock indices and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

  (5) Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  (6) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  (7) Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon. (For purposes of this restriction, forward foreign currency exchange contracts are not deemed to be a commodity or commodity contract.)

  (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  (9) Make investments for the purpose of exercising control or management.

  (10) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  (11) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  (12) Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

  (13) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                          MANAGEMENT OF THE FUND

 NAME, ADDRESS** AND      POSITION                           PRINCIPAL OCCUPATIONS
 (AGE)                    WITH FUND                          DURING PAST FIVE YEARS
 -------------------      ---------                          ----------------------
 Edward D. Beach (73)     Trustee           President and Director of BMC Fund, Inc., a closed-end
                                             investment company; formerly, Vice Chairman of
                                             Broyhill Furniture Industries, Inc.; Certified Public
                                             Accountant; Secretary and Treasurer of Broyhill Family
                                             Foundation, Inc.; Member of the Board of Trustees of
                                             Mars Hill College; Director of The High Yield Income
                                             Fund, Inc. and Director or Trustee of   funds within
                                             the Prudential Mutual Funds.
 Delayne Dedrick Gold     Trustee           Marketing and Management Consultant; Director of The
 (59)                                        High Yield Income Fund, Inc. and Director or Trustee
                                             of   funds within the Prudential Mutual Funds.
 *Robert F. Gunia (51)    Vice President    Vice President (since September 1997), Prudential
                          and Trustee        Investments; Executive Vice President and Treasurer
                                             (since December 1996), Prudential Investments Fund
                                             Management LLC (PIFM); Senior Vice President (since
                                             March 1987) of Prudential Securities Incorporated
                                             (Prudential Securities); formerly Chief Administrative
                                             Officer (July 1990-September 1996), Director (January
                                             1989-September 1996), and Executive Vice President,
                                             Treasurer and Chief Financial Officer (June 1987-
                                             September 1996) of Prudential Mutual Fund Management,
                                             Inc.; Vice President and Director (since May 1989) of
                                             The Asia Pacific Fund, Inc.; Director of The High
                                             Yield Income Fund, Inc. and Director or Trustee of
                                             funds within the Prudential Mutual Funds.
 Douglas H. McCorkindale  Trustee           Vice Chairman (since March 1984) and President (since
 (58)                                        September 1997) of Gannett Co. Inc., Director of
                                             Continental Airlines, Inc., Gannett Co., Inc. and
                                             Frontier Corporation and Director or Trustee of
                                             funds within the Prudential Mutual Funds.
 *Mendel A. Melzer, CFA   Trustee           Chief Investment Officer (since October 1996) of
 (38)                                        Prudential Mutual Funds; formerly Chief Financial
 751 Broad St.                               Officer of Prudential Investments (November 1995-
 Newark, NJ 07102                            September 1996), Senior Vice President and Chief
                                             Financial Officer of Prudential Preferred Financial
                                             Services (April 1993-November 1995), Managing Director
                                             of Prudential Investment Advisors (April 1991-April
                                             1993) and Senior Vice President of Prudential Capital
                                             Corporation (July 1989-April 1991); Chairman and
                                             Director of Prudential Series Fund, Inc.; Director of
                                             The High Yield Income Fund, Inc. and Director or
                                             Trustee of   funds within the Prudential Mutual Funds.

 NAME, ADDRESS** AND      POSITION                           PRINCIPAL OCCUPATIONS
 (AGE)                    WITH FUND                          DURING PAST FIVE YEARS
 -------------------      ---------                          ----------------------
 Thomas T. Mooney (56)    Trustee           President of the Greater Rochester Metro Chamber of
                                             Commerce; former Rochester City Manager; Trustee of
                                             Center for Governmental Research, Inc.; Director of
                                             Blue Cross of Rochester, The Business Council of New
                                             York State, Executive Service Corps of Rochester,
                                             Monroe County Water Authority, Rochester Jobs, Inc.,
                                             Monroe County Industrial Development Corporation,
                                             Northeast Midwest Institute and The High Yield Income
                                             Fund, Inc.; President, Director and Treasurer of First
                                             Financial Fund, Inc. and The High Yield Plus Fund,
                                             Inc. and Director or Trustee of   funds within the
                                             Prudential Mutual Funds.
 Stephen P. Munn (55)     Trustee           Chairman (since January 1994), Director and President
                                             (since 1988) and Chief Executive Officer (1988-
                                             December 1993) of Carlisle Companies Incorporated
                                             (manufacturer of industrial products) and Director or
                                             Trustee of   funds within the Prudential Mutual Funds.
 *Richard A. Redeker (54) President and     Employee of Prudential Investments; formerly President,
 751 Broad St.            Trustee            Chief Executive Officer and Director (October 1993-
 Newark, NJ 07102                            September 1996), Prudential Mutual Fund Management,
                                             Inc., Executive Vice President, Director and Member of
                                             Operating Committee (October 1993-September 1996),
                                             Prudential Securities, Director (October 1993-
                                             September 1996) of Prudential Securities Group, Inc.,
                                             Executive Vice President, The Prudential Investment
                                             Corporation (January 1994-September 1996), Director
                                             (January 1994-September 1996), Prudential Mutual Fund
                                             Distributors, Inc. and Prudential Mutual Fund
                                             Services, Inc., and Senior Executive Vice President
                                             and Director of Kemper Financial Services, Inc.
                                             (September 1978-September 1993); President and
                                             Director of The High Yield Income Fund, Inc. and
                                             Director or Trustee of   funds within the Prudential
                                             Mutual Funds.
 Robin B. Smith (58)      Trustee           Chairman and Chief Executive Officer (since August
                                             1996), formerly President and Chief Executive Officer
                                             (January 1988-August 1996) and President and Chief
                                             Operating Officer (September 1981-December 1988) of
                                             Publishers Clearing House; Director of BellSouth
                                             Corporation, Texaco Inc., Spring Industries Inc. and
                                             Kmart Corporation and Director or Trustee of   funds
                                             within the Prudential Mutual Funds.
 Louis A. Weil, III (57)  Trustee           Publisher and Chief Executive Officer (since January
                                             1996) and Director (since September 1991) of Central
                                             Newspapers, Inc.; Chairman of the Board (since January
                                             1996), Publisher and Chief Executive Officer (August
                                             1991-December 1995) of Phoenix Newspapers, Inc.;
                                             formerly, Publisher (May 1989-March 1991) of Time
                                             Magazine, President, Publisher and Chief Executive
                                             Officer (February 1986-August 1989) of The Detroit
                                             News and member of the Advisory Board, Chase Manhattan
                                             Bank-Westchester; Director of The High Yield Income
                                             Fund, Inc. and Director or Trustee of   funds within
                                             the Prudential Mutual Funds.
 Clay T. Whitehead (59)   Trustee           President, National Exchange Inc. (new business
                                             development firm) (since May 1983) and Director or
                                             Trustee of   funds within the Prudential Mutual Funds.
 Grace C. Torres (39)     Treasurer and     First Vice President (since December 1996) of PIFM;
                          Principal          First Vice President (since March 1993) of Prudential
                          Financial          Securities; formerly First Vice President (March 1994-
                          and Accounting     September 1996) of Prudential Mutual Fund Management,
                          Officer            Inc. and Vice President (July 1989-March 1994) of
                                             Bankers Trust Corporation.


 NAME, ADDRESS** AND      POSITION                           PRINCIPAL OCCUPATIONS
 (AGE)                    WITH FUND                          DURING PAST FIVE YEARS
 -------------------      ---------                          ----------------------
 Stephen M. Ungerman (44) Assistant         Tax Director (since March 1996) of Prudential
                          Treasurer          Investments; formerly First Vice President (February
                                             1993-September 1996) of Prudential Mutual Fund
                                             Management, Inc.
 Marguerite E. H. Morri-  Assistant         Vice President and Associate General Counsel (since
 son (42)                 Secretary          December 1996) of PIFM; Vice President and Associate
                                             General Counsel of Prudential Securities; formerly
                                             Vice President and Associate General Counsel (June
                                             1991-September 1996) of Prudential Mutual Fund
                                             Management, Inc.

---------

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.
** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

  Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

  The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Trustees who is not an affiliated person of the Manager annual compensation of $4,000, in addition to certain out-of-pocket expenses.

  Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended October 31, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT                     TOTAL 1997 COMPENSATION
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   FROM FUND AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON       COMPLEX PAID TO
NAME AND POSITION          FROM FUND       EXPENSES        RETIREMENT           TRUSTEES
-----------------         ------------ ---------------- ---------------- -----------------------
Edward D. Beach--Trustee     $4,000          None              N/A          $135,000(38/63)*
Delayne D. Gold--Trustee      4,000          None              N/A          $135,000(38/63)*
Robert F. Gunia--
 Trustee+                       --           None             None                None
Donald D. Lennox--Former
 Trustee                      4,000          None              N/A          $
Douglas H.
 McCorkindale--Trustee**      4,000          None              N/A          $ 70,000(20/35)*
Mendel A. Melzer--
 Trustee+                       --           None             None                None
Thomas T. Mooney--
 Trustee**                    4,000          None              N/A          $115,000(31/64)*
Stephen P. Munn--Trustee      4,000          None              N/A          $ 45,000(15/21)*
Richard A. Redeker--
 Trustee+                       --           None             None                None
Robin B. Smith--
 Trustee**                    4,000          None              N/A          $ 90,000(27/34)*
Louis A. Weil, III--
 Trustee                      4,000          None              N/A          $ 90,000(26/50)*
Clay T. Whitehead--
 Trustee                      4,000          None              N/A          $ 45,000(15/21)*

---------
* Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,707 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.
+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested
  Trustees, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund Family.

           CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

  As of October 9, 1998, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

  As of October 9, 1998, each of the following entities owned more than 5% of the outstanding voting securities of each of the classes indicated: Boston Safe Deposit & Trust, as trustee, K-Mart 401(k), PRT 5, 1 Cabot Rd., AIM#028-0035, Medford, MA 02157 owned 3,987,609 Class Z shares (or approximately 52% of the outstanding Class Z shares); Pru Defined Contribution Services, FBO Prudential Bank and Trust, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1755 owned 858,731 Class Z shares (or approximately 11.2% of the outstanding Class Z shares).

  As of October 9, 1998, Prudential Securities was record holder of 18,678,521 Class A shares (or 54.8% of the outstanding Class A shares), 43,548,455 Class B shares (or 61.9% of the outstanding Class B shares), 1,274,789 Class C shares (or 62.7% of the outstanding Class C shares) and 507,063 Class Z shares (or 6.6% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                  INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. As of November 30, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $ billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of average daily net assets between $500 million and $1 billion, .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended October 31, 1998, 1997 and 1996, PIFM received
management fees of $   , $8,306,148 and $6,851,420, respectively.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. [PIC remuneration for last 3 yrs.]

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund Is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  For the fiscal year ended October 31, 1998, the Distributor and Prudential
Securities received payments of $      and $     , respectively, under the
Class A Plan and spent approximately $      and $     , respectively, in
distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, the
Distributor and Prudential Securities also received approximately $      and
$     , respectively, in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that
(1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

  CLASS B PLAN. For the fiscal year ended October 31, 1998, the Distributor
and Prudential Securities received $     and $    , respectively, from the
Fund under the Class B Plan and spent approximately $     and $    ,
respectively, in distributing the Fund's Class B shares. It is estimated that
of the latter total amount, approximately  % ($   ) was spent on printing and
mailing of prospectuses to other than current shareholders;  % ($    ) on
compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares;
and  % ($    ) on the aggregate of (1) payments of commissions and account
servicing fees to financial advisers (  % or $    ) and (2) an allocation of
overhead and other branch office distribution-related expenses for payments of
related expenses (  % or $    ). The term "overhead and other branch office
distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $
and $    , respectively, in contingent deferred sales charges attributable to
Class B shares.

  CLASS C PLAN. For the fiscal year ended October 31, 1998, the Distributor
and Prudential Securities received $     and $    , respectively, under the
Class C Plan and spent approximately $     and $    , respectively, in
distributing Class C shares. It is estimated that of the latter total amount,
approximately  % ($   ) was spent on printing and mailing of prospectuses to
other than current shareholders;  % ($   ) on compensation to broker-dealers
for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred
for distribution of Fund shares; and  % ($   ) on the aggregate of (i)
payments of commissions and account servicing fees to financial advisers (  %
or $    ) and (ii) an allocation of overhead and other branch office
distribution-related expenses for payments of related expenses ( % or $   ).
The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $
and $   , respectively, in contingent deferred sales charges attributable to
Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to brokers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  [NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.]

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                 BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended October 31, 1998.

                                  FISCAL           FISCAL           FISCAL
                                YEAR ENDED       YEAR ENDED       YEAR ENDED
                             OCTOBER 31, 1998 OCTOBER 31, 1997 OCTOBER 31, 1996
                             ---------------- ---------------- ----------------
Total brokerage commissions
 paid by the Fund...........      $              $1,978,946       $1,359,109
Total brokerage commissions
 paid to Prudential
 Securities.................      $              $  197,650       $   55,600
Percentage of total
 brokerage commissions paid
 to Prudential Securities...           %               10.0%             4.1%

  The Fund effected approximately % of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 1998. Of the total brokerage commissions
paid during that period, $     (or  %) were paid to firms which provide
research, statistical or other services to PI. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at October 31, 1998. As of October 31, 1998, the Fund
held securities of                     in the amount of $    .

            CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

  Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

  Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Trustees do not intend to authorize additional series at the present time.

  The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

             PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share...................... $
Maximum sales charge (5% of offering price).................................
                                                                             ---
Maximum offering price to public............................................ $
                                                                             ===
CLASS B
Net asset value, redemption price and offering price per Class B share*..... $
                                                                             ===
CLASS C
Net asset value and redemption price per Class C share*..................... $
Sales charge (1% of offering price).........................................
                                                                             ---
Offering price to public.................................................... $
                                                                             ===
CLASS Z
Net asset value, redemption price and offering price per Class Z share...... $
                                                                             ===

---------

*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  Benefit Plan. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating
Fund). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), and unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase, and

  . investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual;

  .  the individual's spouse, their children and their parents;

  .  the individual's and spouse's Individual Retirement Account (IRA);

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer of the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charges" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  .  pension, profit-sharing or other employee benefit plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

  . participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option;

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option;

  . Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

  . the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities;

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

  .  Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. [These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.]

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential

Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION

Death                                  A copy of the shareholder's death
                                       certificate or, in the case of a
                                       trust, a copy of the grantor's death
                                       certificate, plus a copy of the trust
                                       agreement identifying the grantor.

Disability--An individual will be      A copy of the Social Security
considered disabled if he or she       Administration award letter or a
is unable to engage in any             letter from a physician on the
substantial gainful activity by        physician's letterhead stating that
reason of any medically                the shareholder (or, in the case of a
determinable physical or mental        trust, the grantor) is permanently
impairment which can be expected       disabled. The letter must also
to result in death or to be of         indicate the date of disability.
long-continued and indefinite
duration.

Distribution from an IRA or 403(b)     A copy of the distribution form from
Custodial Account                      the custodial firm indicating (i) the
                                       date of birth of the shareholder and
                                       (ii) that the shareholder is over age
                                       59 1/2 and is taking a normal
                                       distribution--signed by the
                                       shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee
                                       on company letterhead indicating the
                                       amount of the excess and whether or
                                       not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans for which Prudential provides administrative or recordkeeping services that participate in the PruArray Plan.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

    Prudential California Municipal Fund
     (California Money Market Series)
    Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)
    Prudential Municipal Series Fund
     (Connecticut Money Market Series)
     (Massachusetts Money Market Series)
     (New Jersey Money Market Series)
     (New York Money Market Series)
    Prudential MoneyMart Assets, Inc. (Class A shares)
    Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

       PERIOD OF
       MONTHLY INVESTMENTS:                  $100,000 $150,000 $200,000 $250,000
       --------------------                  -------- -------- -------- --------
       25 Years.............................  $ 110    $ 165    $ 220    $ 275
       20 Years.............................    176      264      352      440
       15 Years.............................    296      444      592      740
       10 Years.............................    555      833    1,110    1,388
       5 Years..............................  1,371    2,057    2,742    3,428

          See "Automatic Savings Accumulation Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

        CONTRIBUTIONS                     PERSONAL
        MADE OVER:                        SAVINGS                                        IRA
        -------------                     --------                                     --------
        10 years                          $ 26,165                                     $ 31,291
        15 years                            44,675                                       58,649
        20 years                            68,109                                       98,846
        25 years                            97,780                                      157,909
        30 years                           135,346                                      244,692

---------

/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Trustees have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

  Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held.

  Qualification as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

  Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gain or loss on the sale, lapse or other termination of options on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" are to be subject to rules which apply certain wash sale and short sale provisions of the Internal Revenue Code. The Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Dividends and distributions may also be subject to state and local taxes.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (i.e., treat them as sold for fair market value at the end of the year).

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                               P(1 + T) n = ERV

Where:    P  =  hypothetical initial payment of $1000.
          T  =  average annual total return.
          n  =  number of years.
        ERV  =  ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended October 31, 1998
were   ,    and   , respectively. The average annual total returns for Class B shares for the one year, five year and ten year periods ended October 31, 1998
were   ,    and   , respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended
October 31, 1998 were    and   , respectively. The average annual total
returns for the Class Z shares for the one year and since inception (March 1,
1996) periods ended October 31, 1998 were    and   , respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                       P

Where:    P  =  a hypothetical initial payment of $1000.
        ERV  =  ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical
                $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total returns for Class A shares for the one year, five year
and since inception periods ended on October 31, 1998 were    %,    % and
   %, respectively. The aggregate total returns for Class B shares for the one year, five year and ten year periods ended on October 31, 1998 were %, % and %, respectively. The aggregate total returns for Class C shares for the
one year and since inception periods ended October 31, 1998 were    % and
   %, respectively. The aggregate total returns for the Class Z shares for the
one year and since inception periods ended October 31, 1998 were    % and
   %, respectively.

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                            a - b
                                YIELD = 2[( ----- +1) to the 6th power -1 ]
                                              cd
  Where:  a    =  dividends and interest earned during the period.
          b    =  expenses accrued for the period (net of reimbursements).
          c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d    =  the maximum offering price per share on the last day of the period.


  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The Fund's 30-day yields for the 30 days ended October 31, 1998 were   %,
  %,   % and   % for the Class A, Class B, Class C and Class Z shares,
respectively.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/


           PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                      OVER THE LONG TERM (1/1926-12/1997)

                        COMMON STOCKS           11.0%
                        LONG-TERM GOVT. BONDS    5.2%
                        INFLATION                3.1%

  /1/ Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of
October 31, 1997                             PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------
--------------------------------------------------------------------------

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.0%
COMMON STOCKS--91.6%
------------------------------------------------------------------
Aerospace/Defense--0.6%
      121,400   Thiokol Corp.                      $    11,115,688
------------------------------------------------------------------
Airlines--3.2%
      533,000   AMR Corp.*                              62,061,187
------------------------------------------------------------------
Aluminum--2.8%
      440,000   Aluminum Co. of America                 32,120,000
      309,820   Kaiser Aluminum Corp.*                   3,892,114
      282,984   Reynolds Metals Co.                     17,244,337
                                                   ---------------
                                                        53,256,451
------------------------------------------------------------------
Apparel--1.1%
      572,700   Kellwood Co.                            19,793,944
       40,800   Oxford Industries, Inc.                  1,417,800
                                                   ---------------
                                                        21,211,744
------------------------------------------------------------------
Automobiles & Trucks--5.2%
    1,493,558   Chrysler Corp.                          52,647,919
      430,000   Ford Motor Co.                          18,785,625
      450,000   General Motors Corp.                    28,884,375
                                                   ---------------
                                                       100,317,919
------------------------------------------------------------------
Building & Construction--1.2%
      463,000   Kaufman & Broad Home Corp.               9,867,688
      750,000   Ryland Group, Inc.                      13,406,250
                                                   ---------------
                                                        23,273,938
------------------------------------------------------------------
Business Services--0.2%
      161,780   Crescent Operating, Inc.*                3,761,385
------------------------------------------------------------------
Chemicals--3.4%
      523,600   Dow Chemical Co.                        47,516,700
      756,628   Millennium Chemicals, Inc.              17,780,758
                                                   ---------------
                                                        65,297,458
Computer Hardware--2.3%
      709,500   Digital Equipment Corp*            $    35,519,344
      719,800   Intergraph Corp.*                        7,737,850
                                                   ---------------
                                                        43,257,194
------------------------------------------------------------------
Electrical Equipment--2.4%
      301,000   Esterline Technologies Corp.*           10,948,875
      154,800   Instron Corp.                            2,554,200
      700,000   Kuhlman Corp.                           24,412,500
      364,400   Newport Corp.                            5,921,500
      210,200   Pacific Scientific Co.                   3,074,175
                                                   ---------------
                                                        46,911,250
------------------------------------------------------------------
Energy--0.6%
      274,100   Energy Group Plc., ADR*
                  (United Kingdom)                      11,066,788
------------------------------------------------------------------
Energy Systems--3.9%
    2,042,700   McDermott International, Inc.           74,175,544
------------------------------------------------------------------
Financial Services--12.0%
      959,577   Bear Stearns Cos., Inc.                 38,083,212
      325,800   Edwards (A.G.), Inc.                    10,690,313
    1,932,000   Lehman Brothers Holdings, Inc.          90,924,750
      883,000   PaineWebber Group, Inc.                 39,017,562
      660,000   Salomon Inc.                            51,273,750
                                                   ---------------
                                                       229,989,587
------------------------------------------------------------------
Forest & Paper--1.2%
       72,600   Fletcher Challenge Forest Ltd.,
                  ADR
                  (New Zealand)                            744,150
      771,400   Louisiana-Pacific Corp.                 16,199,400
      125,600   Potlatch Corp.                           6,264,300
                                                   ---------------
                                                        23,207,850

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
October 31, 1997                             PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------
--------------------------------------------------------------------------

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
Gas Distribution--1.4%
      518,200   BG Plc., ADR (United Kingdom)      $    21,861,562
       87,950   KN Energy, Inc.                          3,825,825
       30,100   Yankee Energy System, Inc.                 714,875
                                                   ---------------
                                                        26,402,262
------------------------------------------------------------------
Gas Pipelines--2.2%
    2,408,300   NOVA Corp.                              21,674,700
      280,100   Sonat, Inc.                             12,867,094
      360,800   TransCanada Pipelines Ltd.               6,742,450
                                                   ---------------
                                                        41,284,244
------------------------------------------------------------------
Insurance--3.6%
      586,200   Marsh & McLennan Cos., Inc.             41,620,200
      393,400   Ohio Casualty Corp.                     17,407,950
      178,400   Selective Insurance Group, Inc.          9,655,900
                                                   ---------------
                                                        68,684,050
------------------------------------------------------------------
Integrated Producers--2.2%
      676,000   Elf Aquitaine, ADR (France)             41,743,000
------------------------------------------------------------------
Media--3.0%
      220,000   Dun & Bradstreet Corp.                   6,283,750
    1,952,755   Westinghouse Electric Corp.             51,625,960
                                                   ---------------
                                                        57,909,710
------------------------------------------------------------------
Mining--0.3%
      225,700   Ashanti Goldfields Co. Ltd., GDR
                  (Ghana)                                2,228,788
      194,678   Coeur D'Alene Mines Corp.*               2,019,784
      298,499   Echo Bay Mines, Ltd.*                    1,212,652
                                                   ---------------
                                                         5,461,224
------------------------------------------------------------------
Miscellaneous Industrial--1.7%
    1,274,100   Hanson Plc., ADR (United
                  Kingdom)                              32,489,550
Oil & Gas Exploration/Production--3.4%
    1,000,000   Occidental Petroleum Corp.         $    27,875,000
      916,807   Pioneer Natural Resources Co.           36,729,580
                                                   ---------------
                                                        64,604,580
------------------------------------------------------------------
Oil Refining & Marketing--0.3%
      382,300   Quaker State Corp.                       5,925,650
------------------------------------------------------------------
Paper & Packaging--1.0%
      759,900   Gibson Greetings Inc.*                  18,712,538
------------------------------------------------------------------
Realty Investment Trust--18.4%
      271,000   AMLI Residential Properties
                  Trust                                  6,300,750
      397,800   Beacon Properties Corp.                 16,757,325
      255,100   Bradley Real Estate, Inc.                5,006,337
      792,400   CCA Prison Realty Trust                 27,337,800
    1,617,800   Crescent Real Estate Equities,
                  Inc.                                  58,240,800
    1,266,500   Crown American Realty Trust             11,952,594
      200,000   Equity Inns Inc.                         3,150,000
    1,605,100   Equity Residential Properties
                  Trust                                 81,057,550
      567,700   Gables Residential Trust                15,008,569
      533,400   Glimcher Realty Trust                   11,834,812
      500,000   Haagen (Alexander) Properties
                  Inc.                                   8,375,000
      392,000   Irvine Apartment Communities,
                  Inc.                                  12,054,000
      286,200   JDN Realty Corp.                         9,766,575
       96,000   JP Realty, Inc.                          2,340,000
       62,550   Kimco Realty Corp.                       2,001,600
      230,000   Malan Realty Investors, Inc.             4,125,625
      632,600   Manufactured Home Communities,
                  Inc.                                  15,815,000
       62,600   Pennsylvania Real Estate
                  Investment Trust                       1,529,788
      586,093   Security Capital Pacific Trust          13,113,831
      285,700   Simon De Bartolo Group, Inc.             8,838,844
      300,000   Sunstone Hotel Investors, Inc.           5,268,750
      166,600   Tri Net Corporate Realty Trust,
                  Inc.                                   6,028,837
      400,000   Vornado Realty Trust                    17,850,000
      355,000   Walden Residential Properties,
                  Inc.                                   8,653,125
                                                   ---------------
                                                       352,407,512

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
October 31, 1997                             PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------
--------------------------------------------------------------------------

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
Retail--4.9%
    1,509,300   Limited, Inc. (The)                $    35,562,881
       80,500   Blair Corp.                              1,449,000
      200,000   Heilig-Meyers Co.                        2,675,000
      758,400   Penney (J.C.) Co., Inc.                 44,508,600
      280,200   Tandy Corp.                              9,631,875
                                                   ---------------
                                                        93,827,356
------------------------------------------------------------------
Steel--2.4%
    1,346,200   USX-U.S. Steel Group, Inc.              45,770,800
------------------------------------------------------------------
Telecommunication Services--1.1%
      470,200   Telefonos de Mexico, SA de CV,
                  ADR (Mexico)                          20,336,150
------------------------------------------------------------------
Tobacco--3.8%
      606,500   B.A.T Industries Plc., ADR
                  (United Kingdom)                      10,841,188
      548,200   Imperial Tobacco Group Plc.,
                  ADR*
                  (United Kingdom)                       6,595,531
    1,767,420   RJR Nabisco Holdings Corp.              56,005,121
                                                   ---------------
                                                        73,441,840
------------------------------------------------------------------
Trucking & Shipping--0.7%
      287,950   Alexander & Baldwin Inc.                 7,918,625
      190,500   Yellow Corp.*                            5,226,844
                                                   ---------------
                                                        13,145,469
------------------------------------------------------------------
Utilities--0.2%
      161,100   New York State Electric & Gas
                  Corp.                                  4,299,356
------------------------------------------------------------------
Wood Processing--0.9%
      396,700   Rayonier Inc.                           17,330,831
                                                   ---------------
                Total common stocks
                  (cost $1,243,847,311)              1,752,680,105
                                                   ---------------
PREFERRED STOCKS--3.1%
------------------------------------------------------------------
Energy Systems--0.3%
       88,000   McDermott International, Inc.,
                  Conv. $2.875, Ser. C             $     4,884,000
------------------------------------------------------------------
Integrated Producers--0.1%
       48,099   Unocal Capital Trust, Conv.
                  6.25%                                  2,849,866
------------------------------------------------------------------
Mining--0.1%
       60,000   Hecla Mining Co., Conv. 7.00%,
                  Ser. B                                 2,842,500
------------------------------------------------------------------
Realty Investment Trust--0.1%
       54,600   Security Capital Pacific Trust,
                  Conv. $1.75, Ser. A                    1,672,125
------------------------------------------------------------------
Retail--1.4%
      454,200   K-Mart Financing I, Conv. 7.75%         25,861,012
------------------------------------------------------------------
Steel--1.1%
      250,800   Bethlehem Steel Corp., Conv.
                  $3.50                                 10,784,400
      118,900   USX Capital Trust I, Conv.,
                  6.75%                                  5,647,750
      262,500   Worthington Industries Inc.,
                  Conv. 7.25%                            4,134,375
                                                   ---------------
                                                        20,566,525
                                                   ---------------
                Total preferred stocks
                  (cost $60,934,908)                    58,676,028
                                                   ---------------
WARRANTS*--0.0%
------------------------------------------------------------------
Realty Investment Trust
       34,726   Security Capital Group-Class B
                  expiring 9/18/98 @$28.00
                  (cost $0)                                167,119
                                                   ---------------

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
October 31, 1997                                PRUDENTIAL EQUITY INCOME FUND
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                Value (Note 1)
------------------------------------------------------------------
CONVERTIBLE BONDS--0.8%
------------------------------------------------------------------
Integrated Oil--0.1%
Ba3           $    1,871   Oryx Energy Co., Sub.
                            Deb.,
                            7.50%, 5/15/14          $    1,899,065
------------------------------------------------------------------
Realty Investment Trust--0.3%
                           Haagen (Alexander)
                            Properties Inc.,
B2                   700   Sub. Deb., Ser. A,
                            7.50%, 1/15/01                 695,625
B2                 1,200   Sub. Deb., Ser. B,
                            7.50%, 1/15/01               1,192,500
                           Malan Realty Investors,
                            Inc.,
B3                 3,800   Sub. Deb.,
                            9.50%, 7/15/04               4,028,532
                                                    --------------
                                                         5,916,657
------------------------------------------------------------------
Retail--0.4%
B2                 8,000   Charming Shoppes Inc.
                            7.50%, 7/15/06               7,840,000
                                                    --------------
                           Total convertible bonds
                            (cost $15,454,015)          15,655,722
                                                    --------------
FOREIGN GOVERNMENT OBLIGATIONS--0.5%
NR            NZ$ 15,580   New Zealand Gov't.
                            Bonds,
                            8.00%, 4/15/04
                            (cost $10,819,084)      $   10,385,627
                                                    --------------
                           Total long-term
                            investments
                            (cost $1,331,055,318)    1,837,564,601
                                                    --------------
SHORT-TERM INVESTMENTS--2.5%
------------------------------------------------------------------
REPURCHASE AGREEMENT--2.5%
                  47,092   Joint Repurchase
                            Agreement Account
                            5.70%, 11/3/97,
                            (cost $47,092,000;
                            (Note 5))                   47,092,000
                                                    --------------
------------------------------------------------------------------
Total Investments--98.5%
                           (cost $1,378,147,318;
                            Note 4)                  1,884,656,601
                           Other assets in excess
                            of
                            liabilities--1.5%           28,572,447
                                                    --------------
                           Net Assets--100%         $1,913,229,048
                                                    ==============

-------------------------
* Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities               PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1997
Investments, at value (cost $1,378,147,318)...............................................................       $1,884,656,601
Foreign currency, at value (cost $402,057)................................................................              388,035
Cash......................................................................................................              220,948
Receivable for investments sold...........................................................................           43,332,142
Receivable for Fund shares sold...........................................................................            9,516,192
Dividends and interest receivable.........................................................................            6,754,795
Other assets..............................................................................................               32,379
                                                                                                                ----------------
   Total assets...........................................................................................        1,944,901,092
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           26,329,106
Payable for Fund shares reacquired........................................................................            2,309,803
Distribution fee payable..................................................................................            1,234,136
Management fee payable....................................................................................              849,317
Foreign withholding tax payable...........................................................................              564,897
Accrued expenses..........................................................................................              384,785
                                                                                                                ----------------
   Total liabilities......................................................................................           31,672,044
                                                                                                                ----------------
Net Assets................................................................................................       $1,913,229,048
                                                                                                                ================
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $      912,967
   Paid-in capital in excess of par.......................................................................        1,230,349,275
                                                                                                                ----------------
                                                                                                                  1,231,262,242
   Undistributed net investment income....................................................................             (564,897)
   Accumulated net realized gains.........................................................................          176,230,283
   Net unrealized appreciation on investments and foreign currencies......................................          506,301,420
                                                                                                                ----------------
Net assets, October 31, 1997..............................................................................       $1,913,229,048
                                                                                                                ================
Class A:
   Net asset value and redemption price per share
      ($570,145,639 / 27,151,344 shares of beneficial interest issued and outstanding)....................               $21.00
   Maximum sales charge (5% of offering price)............................................................                 1.11
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $22.11
                                                                                                                ================
Class B:
   Net asset value, offering price and redemption price per share
      ($1,250,216,165 / 59,720,668 shares of beneficial interest issued and outstanding)..................               $20.93
                                                                                                                ================
Class C:
   Net asset value, offering price and redemption price per share
      ($17,911,214 / 855,645 shares of beneficial interest issued and outstanding)........................               $20.93
                                                                                                                ================
Class Z:
   Net asset value, offering price and redemption price per share
      ($74,956,030 / 3,569,053 shares of beneficial interest issued and outstanding)......................               $21.00
                                                                                                                ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
------------------------------------------------------------------
------------------------------------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1997
                                                 ----------------
Income
   Dividends (net of foreign withholding taxes
      of $908,113)............................     $ 46,963,677
   Interest...................................        5,447,044
                                                   ------------
      Total income............................       52,410,721
                                                   ------------
Expenses
   Management fee.............................        8,306,148
   Distribution fee--Class A..................        1,137,230
   Distribution fee--Class B..................       10,721,183
   Distribution fee--Class C..................          114,317
   Transfer agent's fees and expenses.........        1,973,000
   Reports to shareholders....................          376,000
   Registration fees..........................          150,000
   Custodian's fees and expenses..............          138,000
   Trustees' fees and expenses................           36,000
   Insurance..................................           33,000
   Audit fee and expenses.....................           25,000
   Legal fees and expenses....................           25,000
   Miscellaneous..............................            5,477
                                                   ------------
      Total expenses..........................       23,040,355
                                                   ------------
Net investment income.........................       29,370,366
                                                   ------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................      184,450,185
   Foreign currency transactions..............          (10,200
                                                   ------------
                                                    184,439,985
                                                   ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      363,959,364
   Foreign currency transactions..............          (24,737
                                                   ------------
                                                    363,934,627
                                                   ------------
Net gain on investments and foreign currency
   transactions...............................      548,374,612
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.....................     $577,744,978
                                                   ============


PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
------------------------------------------------------------------
------------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                         ----------------------
                                      1997              1996
                                      ----              ----
Operations
   Net investment income.......  $   29,370,366    $   34,699,725
   Net realized gain on
      investments and foreign
      currency transactions....     184,439,985        61,035,712
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............     363,934,627        84,686,616
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     577,744,978       180,422,053
                                 --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................     (10,388,275)      (10,168,241)
      Class B..................     (17,820,066)      (23,129,087)
      Class C..................        (186,974)         (166,270)
      Class Z..................      (1,432,974)         (610,849)
                                 --------------    --------------
                                    (29,828,289)      (34,074,447)
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................     (16,446,394)      (13,884,497)
      Class B..................     (44,123,354)      (43,458,487)
      Class C..................        (407,245)         (241,179)
      Class Z..................      (2,197,282)               --
                                 --------------    --------------
                                    (63,174,275)      (57,584,163)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...     699,979,865       396,300,467
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      84,965,746        83,809,013
   Cost of shares reacquired...    (681,144,020)     (432,557,290)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............     103,801,591        47,552,190
                                 --------------    --------------
Total increase.................     588,544,005       136,315,633
Net Assets
Beginning of year..............   1,324,685,043     1,188,369,410
                                 --------------    --------------
End of year....................  $1,913,229,048    $1,324,685,043
                                 ==============    ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Prudential Equity Income Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions of $10,200 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $3,482,366, decrease accumulated net realized gains on investments by $5,355,954, decrease paid-in capital in excess of par by $5,126 and increase net unrealized appreciation on investments by $8,843,446. Net investment income, net realized gains and net assets were not affected by these changes.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended October 31, 1997.

PSI has advised the Fund that it has received approximately $793,900 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended October 31, 1997, it received approximately $1,538,000 and $8,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of October 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1997, the Fund incurred fees of approximately $1,645,000 for the services of PMFS. As of October 31, 1997, approximately $149,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended October 31, 1997, PSI earned approximately $197,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
-------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1997 were $569,534,570 and $582,148,397, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1997 was $1,378,934,777 and, accordingly, net unrealized appreciation for federal income tax purposes was $505,721,824 (gross unrealized appreciation--$521,069,507; gross unrealized depreciation--$15,347,683).
-------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1997, the Fund had a 5.87% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $47,092,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest is $241,912,917.

Credit Suisse First Boston Corp., 5.72%, in the principal amount of $237,440,000, repurchase price $237,553,180, due 11/3/97. The value of the collateral including accrued interest is $246,134,363.

Deutsche Morgan Grenfell Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest is $240,720,618.

SBC Warburg Dillon Read Inc., 5.66%, in the principal amount of $92,714,000, repurchase price $92,757,730, due 11/3/97. The value of the collateral including accrued interest is $94,588,984.
-------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1997:
Shares sold......................    24,088,902    $ 429,955,821
Shares issued in reinvestment of
  dividends and distributions....     1,457,169       24,726,140
Shares reacquired................   (23,710,223)    (422,399,190)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     1,835,848       32,282,771
Shares issued upon conversion
  and/or exchange from Class B...     3,168,790       57,758,918
                                    -----------    -------------
Net increase in shares
  outstanding....................     5,004,638    $  90,041,689
                                    ===========    =============

--------------------------------------------------------------------------------

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1996:
Shares sold......................    12,763,330    $ 192,448,233
Shares issued in reinvestment of
  dividends and distributions....     1,507,878       22,207,619
Shares reacquired................   (14,423,817)    (217,449,877)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (152,609)      (2,794,025)
Shares issued upon conversion
  and/or exchange from Class B...     3,062,717       46,622,970
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,910,108    $  43,828,945
                                    ===========    =============
Class B
-------------------------------------------------------------------------------
Year ended October 31, 1997:
Shares sold......................    11,692,362    $ 220,160,621
Shares issued in reinvestment of
  dividends and distributions....     3,363,615       56,041,561
Shares reacquired................   (12,575,129)    (224,049,253)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     2,480,848       52,152,929
Shares reacquired upon conversion
  and/or exchange into Class A...    (3,179,464)     (57,758,918)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (698,616)   $  (5,605,989)
                                    ===========    =============
Year ended October 31, 1996:
Shares sold......................     9,998,793    $ 149,942,657
Shares issued in reinvestment of
  dividends and distributions....     4,135,093       60,601,069
Shares reacquired................   (13,775,123)    (206,554,247)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       358,763        3,989,479
Shares issued upon conversion
  and/or exchange into Class A...    (3,073,755)     (46,622,970)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,714,992)   $ (42,633,491)
                                    ===========    =============
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1997:
Shares sold......................       479,888    $   9,368,720
Shares issued in reinvestment of
  dividends and distributions....        33,855          567,873
Shares reacquired................      (211,033)      (3,840,172)
                                    -----------    -------------
Net increase in shares
  outstanding....................       302,710    $   6,096,421
                                    ===========    =============
Year ended October 31, 1996:
Shares sold......................       325,017    $   4,877,161
Shares issued in reinvestment of
  dividends and distributions....        26,486          389,591
Shares reacquired................      (117,902)      (1,769,009)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       233,601    $   3,497,743
                                    ===========    =============
Class Z
--------------------------------------------------------------------------------
Year ended October 31, 1997:
Shares sold......................     2,149,748    $  40,494,703
Shares issued in reinvestment of
  dividends and distributions....       213,923        3,630,172
Shares reacquired................    (1,680,122)     (30,855,405)
                                    -----------    -------------
Net increase in shares
  outstanding....................       683,549    $  13,269,470
                                    ===========    =============
March 1, 1996* through
  October 31, 1996:
Shares sold......................     3,294,056    $  49,032,416
Shares issued in reinvestment of
  dividends and distributions....        39,927          610,734
Shares reacquired................      (448,479)      (6,784,157)
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,885,504    $  42,858,993
                                    ===========    =============
---------------
* Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 7. Dividends

On December 5, 1997 the Board of Trustees of the Fund declared the following dividends per share, payable on December 15, 1997 to shareholders of record on December 10, 1997.

                                      Class      Class B    Class
                                        A         and C       Z
                                    ---------   ---------   ------
Ordinary Income...................    $ .12      $ .0825    $.1325
Long-Term Capital Gains...........    $1.89      $  1.89    $ 1.89

--------------------------------------------------------------------------------

Financial Highlights                              PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                     Class A
                                                           ------------------------------------------------------------
                                                                              Year Ended October 31,
                                                           ------------------------------------------------------------
                                                             1997         1996         1995         1994         1993
                                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  15.43     $  14.40     $  14.03     $  14.38     $  12.16
                                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income..................................         .45          .47          .48          .41          .47
Net realized and unrealized gain on investment
   transactions........................................        6.29         1.75          .95          .06         2.65
                                                           --------     --------     --------     --------     --------
   Total from investment operations....................        6.74         2.22         1.43          .47         3.12
                                                           --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................        (.43)        (.49)        (.54)        (.29)        (.46)
Distributions from net realized gains..................        (.74)        (.70)        (.52)        (.53)        (.44)
                                                           --------     --------     --------     --------     --------
   Total distributions.................................       (1.17)       (1.19)       (1.06)        (.82)        (.90)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year...........................    $  21.00     $  15.43     $  14.40     $  14.03     $  14.38
                                                           ========     ========     ========     ========     ========
TOTAL RETURN(a):.......................................       45.68%       15.97%       11.15%        3.48%       26.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................    $570,146     $341,717     $276,990     $150,502     $104,017
Average net assets (000)...............................    $454,892     $310,335     $236,688     $131,398     $ 70,895
Ratios to average net assets:
   Expenses, including distribution fees...............         .94%         .98%        1.03%        1.09%        1.07%
   Expenses, excluding distribution fees...............         .69%         .73%         .78%         .85%         .87%
   Net investment income...............................        2.32%        3.26%        3.36%        2.97%        3.44%
For Class A, B, C and Z shares:
Portfolio turnover rate................................          36%          36%          74%          70%          57%
Average commission rate paid per share.................    $  .0488     $  .0563          N/A          N/A          N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                              PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                      Class B
                                                           --------------------------------------------------------------
                                                                               Year Ended October 31,
                                                           --------------------------------------------------------------
                                                              1997          1996         1995         1994         1993
                                                           ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $    15.39     $  14.36     $  14.00     $  14.35     $  12.14
                                                           ----------     --------     --------     --------     --------
Income from investment operations
Net investment income..................................           .29          .39          .37          .31          .37
Net realized and unrealized gain on investment
   transactions........................................          6.29         1.71          .95          .06         2.64
                                                           ----------     --------     --------     --------     --------
   Total from investment operations....................          6.58         2.10         1.32          .37         3.01
                                                           ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................          (.30)        (.37)        (.44)        (.19)        (.36)
Distributions from net realized gains..................          (.74)        (.70)        (.52)        (.53)        (.44)
                                                           ----------     --------     --------     --------     --------
   Total distributions.................................         (1.04)       (1.07)        (.96)        (.72)        (.80)
                                                           ----------     --------     --------     --------     --------
Net asset value, end of year...........................    $    20.93     $  15.39     $  14.36     $  14.00     $  14.35
                                                           ==========     ========     ========     ========     ========
TOTAL RETURN(a):.......................................         44.60%       15.12%       10.29%        2.73%       25.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................    $1,250,216     $929,948     $906,793     $954,951     $527,868
Average net assets (000)...............................    $1,072,118     $951,220     $911,856     $784,063     $304,898
Ratios to average net assets:
   Expenses, including distribution fees...............          1.69%        1.73%        1.78%        1.85%        1.87%
   Expenses, excluding distribution fees...............           .69%         .73%         .78%         .85%         .87%
   Net investment income...............................          1.60%        2.51%        2.66%        2.21%        2.58%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                              PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                    Class C
                                                           ----------------------------------------------------------
                                                                              Year                         August 1,
                                                                             Ended                          1994(c)
                                                                          October 31,                       Through
                                                           ------------------------------------------     October 31,
                                                              1997           1996            1995            1994
                                                            ---------     -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $  15.39        $ 14.36         $ 14.00         $ 13.99
                                                            ---------       -------         -------         -------
Income from investment operations
Net investment income..................................          .37            .38             .40             .08
Net realized and unrealized gain (loss) on investment
   transactions........................................         6.21           1.72             .92            (.02)
                                                            ---------       -------         -------         -------
   Total from investment operations....................         6.58           2.10            1.32             .06
                                                            ---------       -------         -------         -------
Less distributions
Dividends from net investment income...................         (.30)          (.37)           (.44)           (.05)
Distributions from net realized gains..................         (.74)          (.70)           (.52)             --
                                                            ---------       -------         -------         -------
   Total distributions.................................        (1.04)         (1.07)           (.96)           (.05)
                                                            ---------       -------         -------         -------
Net asset value, end of period.........................     $  20.93        $ 15.39         $ 14.36         $ 14.00
                                                            ========        =======         =======         =======
TOTAL RETURN(a):.......................................        44.60%         15.12%          10.29%           0.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................     $ 17,911        $ 8,511         $ 4,586         $ 1,527
Average net assets (000)...............................     $ 11,432        $ 6,730         $ 3,132         $   762
Ratios to average net assets:
   Expenses, including distribution fees...............         1.69%          1.73%           1.78%           2.05%(b)
   Expenses, excluding distribution fees...............          .69%           .73%            .78%           1.05%(b)
   Net investment income...............................         1.53%          2.51%           2.57%           2.42%(b)
                                                                   Class Z
                                                         ---------------------------
                                                                          March 1,
                                                            Year           1996(d)
                                                            Ended          Through
                                                         October 31,     October 31,
                                                            1997            1996
                                                         -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 15.42         $ 15.13
                                                           -------         -------
Income from investment operations
Net investment income..................................        .36             .38
Net realized and unrealized gain (loss) on investment
   transactions........................................       6.43             .30
                                                           -------         -------
   Total from investment operations....................       6.79             .68
                                                           -------         -------
Less distributions
Dividends from net investment income...................       (.47)           (.39)
Distributions from net realized gains..................       (.74)             --
                                                           -------         -------
   Total distributions.................................      (1.21)           (.39)
                                                           -------         -------
Net asset value, end of period.........................    $ 21.00         $ 15.42
                                                           =======         =======
TOTAL RETURN(a):.......................................      46.12%           4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $74,956         $44,509
Average net assets (000)...............................    $57,369         $24,641
Ratios to average net assets:
   Expenses, including distribution fees...............        .69%            .73%(b)
   Expenses, excluding distribution fees...............        .69%            .73%(b)
   Net investment income...............................       2.58%           3.51%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants                 PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential Equity Income Fund

1177 Avenue of the Americas
New York, New York
December 19, 1997
--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDER AND BOARD OF TRUSTEES OF PRUDENTIAL EQUITY INCOME FUND:

        We have audited the accompanying statements of changes in net assets of Prudential Equity Income Fund for the year ended October 31, 1996, and the financial highlights contained in the prospectus for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of Prudential Equity Income Fund for the respective stated periods in conformity with generally accepted accounting principles.


New York, New York
December 5, 1996

Portfolio of Investments as
of April 30, 1998 (Unaudited)             PRUDENTIAL EQUITY INCOME FUND
-----------------------------------------------------------------------

Shares          Description                         Value (Note 1)
-----------------------------------------------------------------------

LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--92.8%
-----------------------------------------------------------------------
Airlines--3.1%
      483,000   AMR Corp.(a)                       $    73,597,125
-----------------------------------------------------------------------
Aluminum--5.0%
      977,300   Aluminum Co. of America                 75,740,750
      309,820   Kaiser Aluminum Corp.(a)                 3,233,746
      642,984   Reynolds Metals Co.                     42,436,944
                                                   ---------------
                                                       121,411,440
-----------------------------------------------------------------------
Apparel--0.8%
      572,700   Kellwood Co.                            18,290,606
       40,800   Oxford Industries, Inc.                  1,453,500
                                                   ---------------
                                                        19,744,106
-----------------------------------------------------------------------
Automobiles & Trucks--5.2%
    1,493,558   Chrysler Corp.                          60,022,362
      750,000   Ford Motor Co.                          34,359,375
      450,000   General Motors Corp.                    30,318,750
                                                   ---------------
                                                       124,700,487
-----------------------------------------------------------------------
Building & Construction--1.4%
      630,300   Kaufman & Broad Home Corp.              18,318,094
      750,000   Ryland Group, Inc.                      15,703,125
                                                   ---------------
                                                        34,021,219
-----------------------------------------------------------------------
Business Services--0.2%
      161,780   Crescent Operating, Inc.(a)              3,538,938
-----------------------------------------------------------------------
Chemicals--5.3%
    1,015,800   Dow Chemical Co.                        98,215,162
      856,628   Millennium Chemicals, Inc.              30,731,530
                                                   ---------------
                                                       128,946,692
Computer Hardware--1.4%
      496,500   Digital Equipment Corp.(a)         $    27,617,812
      719,800   Intergraph Corp.(a)                      6,118,300
                                                   ---------------
                                                        33,736,112
-----------------------------------------------------------------------
Diversfied Consumer Products--0.7%
      219,200   Eastman Kodak Co.                       15,823,500
-----------------------------------------------------------------------
Diversified Industries--2.1%
    1,451,555   CBS Corp.                               51,711,647
-----------------------------------------------------------------------
Electrical Equipment--2.4%
      602,000   Esterline Technologies Corp.(a)         13,846,000
      154,800   Instron Corp.                            2,979,900
      700,000   Kuhlman Corp.                           34,300,000
      364,400   Newport Corp.                            7,424,650
                                                   ---------------
                                                        58,550,550
-----------------------------------------------------------------------
Energy Systems--3.4%
    1,986,600   McDermott International, Inc.           82,195,575
-----------------------------------------------------------------------
Financial Services--11.1%
      196,563   Associates First Capital Corp.          14,680,799
      959,577   Bear Stearns Cos., Inc.                 54,755,863
      220,000   Dun & Bradstreet Corp.                   7,810,000
      325,800   Edwards (A.G.), Inc.                    14,661,000
    1,612,000   Lehman Brothers Holdings, Inc.         114,552,750
    1,324,500   PaineWebber Group, Inc.                 59,354,156
       29,232   Travelers Group, Inc.                    1,788,633
                                                   ---------------
                                                       267,603,201
-----------------------------------------------------------------------
Forest & Paper--3.2%
       72,600   Fletcher Challenge Forest Ltd. ADR
                  (New Zealand)                            485,512
      392,400   Georgia-Pacific Corp.                   30,288,375




-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of April 30, 1998 (Unaudited)              PRUDENTIAL EQUITY INCOME FUND
-----------------------------------------------------------------------

Shares          Description                         Value (Note 1)
-----------------------------------------------------------------------
Forest & Paper (cont'd.)
    1,096,400   Louisiana-Pacific Corp.            $    23,983,750
      206,800   Potlatch Corp.                           9,797,150
      200,000   Weyerhaeuser Co.                        11,525,000
                                                   ---------------
                                                        76,079,787
-----------------------------------------------------------------------
Gas Distribution--1.0%
      914,467   BG PLC, S.A. ADR
                  (United Kingdom)                      24,404,838
-----------------------------------------------------------------------
Gas Pipelines--1.4%
    1,830,500   NOVA Corp.                              20,821,937
      280,100   Sonat, Inc.                             12,429,438
                                                   ---------------
                                                        33,251,375
-----------------------------------------------------------------------
Insurance--3.4%
      586,200   Marsh & McLennan Cos., Inc.             53,417,475
      393,400   Ohio Casualty Corp.                     19,030,725
      356,800   Selective Insurance Group, Inc.          9,812,000
                                                   ---------------
                                                        82,260,200
-----------------------------------------------------------------------
Integrated Producers--1.8%
      676,000   Elf Aquitaine, S.A. ADR (France)        43,897,750
-----------------------------------------------------------------------
Mining--0.4%
      700,000   Ashanti Goldfields Co. Ltd. GDR
                  (Africa)                               6,912,500
      194,678   Coeur D'Alene Mines Corp.(a)             2,275,299
      298,499   Echo Bay Mines, Ltd.(a)                  1,063,403
       37,500   Zeigler Coal Holding Company               677,344
                                                   ---------------
                                                        10,928,546
-----------------------------------------------------------------------
Miscellaneous Industrial--2.2%
    1,796,000   Hanson PLC, S.A. ADR
                  (United Kingdom)                      53,206,500
-----------------------------------------------------------------------
Oil & Gas Exploration/Production--3.1%
    1,000,000   Occidental Petroleum Corp.              29,437,500
    1,896,527   Pioneer Natural Resources Co.           45,398,115
                                                   ---------------
                                                        74,835,615
Oil Refining & Marketing--1.1%
    1,500,000   Quaker State Corp.                 $    27,093,750
-----------------------------------------------------------------------
Paper & Packaging--1.2%
      759,900   Gibson Greetings Inc.(a)                19,876,135
      486,300   Longview Fibre Co.                       8,236,706
                                                   ---------------
                                                        28,112,841
-----------------------------------------------------------------------
Realty Investment Trust--13.6%
      271,000   AMLI Residential Properties
                  Trust                                  6,216,063
      134,300   Bradley Real Estate, Inc.                2,795,119
      590,000   Capital Automotive REIT                  9,181,875
      718,700   CCA Prison Realty Trust                 25,468,931
    1,817,800   Crescent Real Estate Equities,
                  Inc.                                  62,032,425
    1,266,500   Crown American Realty Trust             12,823,313
      200,000   Equity Inns, Inc.                        2,950,000
      559,426   Equity Office Properties Trust          15,908,677
    1,605,100   Equity Residential Properties
                  Trust                                 78,850,537
      543,900   Gables Residential Trust                14,821,275
      530,300   Glimcher Realty Trust                   11,268,875
      500,000   Haagen (Alexander) Properties,
                  Inc.                                   8,093,750
      388,100   Irvine Apartment Communities,
                  Inc.                                  11,861,306
       34,900   JDN Realty Corp.                         1,110,256
       96,000   JP Realty, Inc.                          2,322,000
       62,550   Kimco Realty Corp.                       2,318,259
      230,000   Malan Realty Investors, Inc.             4,053,750
      410,300   Manufactured Home Communities,
                  Inc.                                  10,360,075
       62,600   Pennsylvania Real Estate
                  Investment Trust                       1,486,750
      190,427   Security Capital Pacific Trust           4,260,804
       16,800   Simon De Bartolo Group, Inc.               553,350
      198,700   Sunstone Hotel Investors, Inc.           3,079,850
      166,600   Tri Net Corporate Realty Trust,
                  Inc.                                   5,966,363
      533,400   Vornado Realty Trust                    21,369,337
      355,000   Walden Residential Properties,
                  Inc.                                   8,653,125
                                                   ---------------
                                                       327,806,065



-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of April 30, 1998 (Unaudited)            PRUDENTIAL EQUITY INCOME FUND
-----------------------------------------------------------------------

Shares          Description                         Value (Note 1)
-----------------------------------------------------------------------
Retail--5.2%
    1,509,300   The Limited, Inc.                  $    50,655,881
       80,500   Blair Corp.                              2,223,813
    1,099,300   Heilig-Meyers Co.                       15,458,906
      758,400   Penney (J.C.) Co., Inc.                 53,893,800
       66,300   Tandy Corp.                              3,298,425
                                                   ---------------
                                                       125,530,825
-----------------------------------------------------------------------
Steel--3.0%
    1,866,900   USX-U.S. Steel Group, Inc.              73,042,462
-----------------------------------------------------------------------
Telecommunication Services--2.9%
      359,600   Telebras ADR                            43,803,775
      470,200   Telefonos de Mexico, S.A. ADR
                  (Mexico)                              26,625,075
                                                   ---------------
                                                        70,428,850
-----------------------------------------------------------------------
Tobacco--3.7%
      606,500   B.A.T Industries PLC, ADR
                  (United
                  Kingdom)                              11,788,844
      548,200   Imperial Tobacco Group PLC,
                  ADR(a) (United Kingdom)                7,674,800
    2,487,420   RJR Nabisco Holdings Corp.              69,181,368
                                                   ---------------
                                                        88,645,012
-----------------------------------------------------------------------
Trucking & Shipping--0.5%
      287,950   Alexander & Baldwin, Inc.                8,242,569
      190,500   Yellow Corp.(a)                          3,417,094
                                                   ---------------
                                                        11,659,663
-----------------------------------------------------------------------
Waste Management--2.2%
    1,546,900   Waste Management, Inc.                  51,821,150
-----------------------------------------------------------------------
Wood Processing--0.8%
      396,700   Rayonier, Inc.                          19,884,588
                                                   ---------------
                Total common stocks
                  (cost $1,532,672,488)              2,238,470,409
                                                   ---------------
PREFERRED STOCKS--3.9%
-----------------------------------------------------------------------
Integrated Producers--0.1%
       48,099   Unocal Capital Trust, Conv.
                  6.25%                            $     2,789,742
-----------------------------------------------------------------------
Manufacturing--0.2%
      262,500   Worthington Industries, Inc.
                  Conv. 7.25%                            3,953,906
-----------------------------------------------------------------------
Mining--0.1%
       60,000   Hecla Mining Co., Conv. 7.00%,
                  Ser. B                                 2,670,000
-----------------------------------------------------------------------
Realty Investment Trust--0.1%
                Security Capital Pacific Trust,
       54,600   Conv. $1.75, Ser. A                      1,627,763
-----------------------------------------------------------------------
Retail--2.1%
      768,000   K-Mart Financing I, Conv. 7.75%         50,496,000
-----------------------------------------------------------------------
Steel--0.8%
      250,800   Bethlehem Steel Corp., Conv.
                  $3.50                                 12,540,000
      118,900   USX Capital Trust I, Conv.,
                  6.75%                                  6,071,331
                                                   ---------------
                                                        18,611,331
-----------------------------------------------------------------------
Transportation-Road & Rail--0.5%
      243,900   Union Pacific Capital Trust             12,987,675
                                                   ---------------
                Total preferred stocks
                  (cost $86,581,224)                    93,136,417
                                                   ---------------
Units
-----
WARRANTS(a)
-----------------------------------------------------------------------
Engineering & Construction
                Morrison Knudsen Corp.
       12,044   expiring 3/11/03 @$12.00                    60,220
-----------------------------------------------------------------------
Realty Investment Trust
                Security Capital Group-Class B
       34,726   expiring 9/18/98 @$28.00                    97,667
                                                   ---------------
                Total warrants
                  (cost $0)                                157,887
                                                   ---------------



-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of April 30, 1998 (Unaudited)      PRUDENTIAL EQUITY INCOME FUND
-----------------------------------------------------------------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description               Value (Note 1)
-----------------------------------------------------------------------
CONVERTIBLE BONDS--0.6%
-----------------------------------------------------------------------
Integrated Oil--0.1%
                          Oryx Energy Co., Sub.
                          Deb.,
Ba3              $1,871   7.50%, 5/15/14                  $1,871,000
-----------------------------------------------------------------------
Realty Investment Trust--0.2%
                          Haagen (Alexander)
                          Properties, Inc.,
                          Sub. Deb., Ser. A,
B2                  700   7.50%, 1/15/01                     696,766
                          Sub. Deb., Ser. B,
B2                1,200   7.50%, 1/15/01                   1,194,456
                          Malan Realty Investors,
                          Inc.,
                          Sub. Deb.,
B3                3,800   9.50%, 7/15/04                   3,895,000
                                                      --------------
                                                           5,786,222
-----------------------------------------------------------------------
Retail--0.3%
                          Charming Shoppes, Inc.
B2                8,000   7.50%, 7/15/06                   7,603,760
                                                      --------------
                          Total convertible bonds
                          (cost $15,481,951)              15,260,982
                                                      --------------
FOREIGN GOVERNMENT OBLIGATIONS--0.4%
                          New Zealand Gov't. Bonds,
NR      NZ$15,580         8.00%, 4/15/04
                          (cost $10,819,084)              $8,985,482
                                                      --------------
                          Total long-term
                          investments
                          (cost $1,645,554,747)        2,356,011,177
                                                      --------------
SHORT-TERM INVESTMENT--2.3%
-----------------------------------------------------------------------
REPURCHASE AGREEMENT--2.3%
                 55,897   Joint Repurchase
                          Agreement Account
                          5.50%, 5/1/98,
                          (cost $55,897,000; Note
                          5)                              55,897,000
                                                      --------------
-----------------------------------------------------------------------
Total Investments--100.0%
                          (cost $1,701,451,747;
                          Note 4)                      2,411,908,177
                          Other assets in excess of
                          liabilities                        346,914
                                                      --------------
                          Net Assets--100%            $2,412,255,091
                                                      ==============
---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
NR--Not rated by Moody's or Standard & Poor's.
PLC--Public Limited Company.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.


-----------------------------------------------------------------------
See Notes to Financial Statements.


Statement of Assets and Liabilities (Unaudited)                                   PRUDENTIAL EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------------
Assets                                                                                           April 30, 1998
                                                                                                 --------------
Investments, at value (cost $1,701,451,747)................................................      $2,411,908,177
Foreign currency, at value (cost $343,913).................................................             345,091
Cash.......................................................................................             284,229
Receivable for Fund shares sold............................................................           6,024,377
Dividends and interest receivable..........................................................           5,743,492
Receivable for investments sold............................................................           2,867,815
Other assets...............................................................................              23,517
                                                                                                 --------------
   Total assets............................................................................       2,427,196,698
                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................           7,135,635
Payable for Fund shares reacquired.........................................................           4,977,521
Distribution fee payable...................................................................           1,457,363
Management fee payable.....................................................................             986,110
Foreign withholding tax payable............................................................             294,451
Accued expenses............................................................................              90,527
                                                                                                 --------------
   Total liabilities.......................................................................          14,941,607
                                                                                                 --------------
Net Assets.................................................................................      $2,412,255,091
                                                                                                 ==============
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................      $    1,097,017
   Paid-in capital in excess of par........................................................       1,604,392,060
                                                                                                 --------------
                                                                                                  1,605,489,077
   Distributions in excess of net investment income........................................          (1,912,595)
   Accumulated net realized gains..........................................................          98,220,512
   Net unrealized appreciation on investments and foreign currencies.......................         710,458,097
                                                                                                 --------------
Net assets, April 30, 1998.................................................................      $2,412,255,091
                                                                                                 ==============
Class A:
   Net asset value and redemption price per share
      ($732,523,179 / 33,239,656 shares of beneficial interest issued and outstanding).....              $22.04
   Maximum sales charge (5% of offering price).............................................                1.16
                                                                                                 --------------
   Maximum offering price to public........................................................              $23.20
                                                                                                 ==============

Class B:
   Net asset value, offering price and redemption price per share
      ($1,559,893,326 / 71,020,154 shares of beneficial interest issued and outstanding)...              $21.96
                                                                                                 ==============
Class C:
   Net asset value, offering price and redemption price per share
      ($35,754,661 / 1,627,912 shares of beneficial interest issued and outstanding).......              $21.96
                                                                                                 ==============
Class Z:
   Net asset value, offering price and redemption price per share
      ($84,083,925 / 3,814,016 shares of beneficial interest issued and outstanding).......              $22.05
                                                                                                 ==============




---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations (Unaudited)
-----------------------------------------------------------------------
                                                  Six Months
                                                    Ended
Net Investment Income                           April 30, 1998
                                                --------------
Income
   Dividends (net of foreign withholding
      taxes of $63,575)......................    $ 27,420,810
   Interest..................................       2,726,106
                                                --------------
      Total income...........................      30,146,916
                                                --------------
Expenses
   Management fee............................       5,318,108
   Distribution fee--Class A.................         793,483
   Distribution fee--Class B.................       6,799,127
   Distribution fee--Class C.................         124,823
   Transfer agent's fees and expenses........       1,003,000
   Reports to shareholders...................         104,000
   Custodian's fees and expenses.............          72,000
   Registration fees.........................          54,500
   Trustees' fees and expenses...............          18,000
   Insurance.................................          13,000
   Audit fee and expenses....................          12,500
   Legal fees and expenses...................          12,000
   Miscellaneous.............................           4,500
                                                --------------
      Total expenses.........................      14,329,041
                                                --------------
Net investment income........................      15,817,875
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................     101,904,209
   Foreign currency transactions.............         (97,032)
                                                --------------
                                                  101,807,177
                                                --------------
Net change in unrealized appreciation on:
   Investments...............................     203,947,147
   Foreign currency transactions.............          17,310
                                                --------------
                                                  203,964,457
                                                --------------
Net gain on investments and foreign currency
   transactions..............................     305,771,634
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $321,589,509
                                                ==============
[CAPTION]

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets (Unaudited)
-----------------------------------------------------------------------
                                   Six Months
                                     Ended           Year Ended
Increase (Decrease)                April 30,        October 31,
in Net Assets                         1998              1997
                                   ----------       ------------
Operations
   Net investment income.......  $   15,817,875    $   29,370,366
   Net realized gain on
      investments and foreign
      currency transactions....     101,807,177       184,439,985
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............     203,964,457       363,934,627
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     321,589,509       577,744,978
                                 --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A..................      (6,200,850)      (10,388,275)
      Class B..................      (8,461,394)      (17,820,066)
      Class C..................        (152,828)         (186,974)
      Class Z..................      (1,002,803)       (1,432,974)
                                 --------------    --------------
                                    (15,817,875)      (29,828,289)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................        (528,318)            --
      Class B..................        (720,919)            --
      Class C..................         (13,021)            --
      Class Z..................         (85,440)            --
                                 --------------    --------------
                                     (1,347,698)            --
                                 --------------    --------------
   Distributions from net realized gains
      Class A..................     (54,361,373)      (16,446,394)
      Class B..................    (114,880,805)      (44,123,354)
      Class C..................      (1,798,135)         (407,245)
      Class Z..................      (8,584,415)       (2,197,282)
                                 --------------    --------------
                                   (179,624,728)      (63,174,275)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...     576,410,828       699,979,865
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     180,974,312        84,965,746
   Cost of shares reacquired...    (383,158,305)     (681,144,020)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............     374,226,835       103,801,591
                                 --------------    --------------
Total increase.................     499,026,043       588,544,005
Net Assets
Beginning of period............   1,913,229,048     1,324,685,043
                                 --------------    --------------
End of period..................  $2,412,255,091    $1,913,229,048
                                 ==============    ==============




--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Prudential Equity Income Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions of $97,032 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.


--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments and increase net unrealized appreciation on investments by $192,220. Net investment income, net realized gains and net assets were not affected by these changes.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund. Effective July 1, 1998 Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended April 30, 1998.

PSI has advised the Fund that it has received approximately $1,263,200 in front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended April 30, 1998, it received approximately $551,000 and $7,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the six months ended April 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.


--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended April 30, 1998, the Fund incurred fees of approximately $1,000,000 for the services of PMFS. As of April 30, 1998, approximately $204,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the six months ended April 30, 1998, PSI earned approximately $64,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1998 were $476,912,543 and $261,307,216, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1998 was $1,701,451,747 and, accordingly, net unrealized appreciation for federal income tax purposes was $710,456,430 (gross unrealized appreciation--$746,494,985; gross unrealized depreciation--$36,038,555).
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1998, the Fund had a 4.87% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $55,897,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.53%, in the principal amount of $310,000,000, repurchase price $310,047,619, due 5/1/98. The value of the collateral including accrued interest was $316,688,713.

Credit Suisse First Boston Corp., 5.54%, in the principal amount of $310,000,000, repurchase price $310,047,706, due 5/1/98. The value of the collateral including accrued interest was $321,763,994.

J.P. Morgan Securities, Inc., 5.53%, in the principal amount of $310,000,000, repurchase price $310,047,619, due 5/1/98. The value of the collateral including accrued interest was $316,200,983.

UBS Securities LLC, 5.375%, in the principal amount of $218,770,000, repurchase price $218,802,664, due 5/1/98. The value of the collateral including accrued interest was $223,146,143.
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
-------                               ------          ------
Six months ended April 30, 1998:
Shares sold......................    10,792,790    $ 224,136,877
Shares issued in reinvestment of
  dividends and distributions....     2,874,412       56,689,346
Shares reacquired................    (8,603,749)    (175,726,982)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     5,063,453      105,099,241
Shares issued upon conversion
  and/or exchange from Class B...     1,024,859       20,788,919
                                    -----------    -------------
Net increase in shares
  outstanding....................     6,088,312    $ 125,888,160
                                    ===========    =============
Year ended October 31, 1997:
Shares sold......................    24,088,902    $ 429,955,821
Shares issued in reinvestment of
  dividends and distributions....     1,457,169       24,726,140
Shares reacquired................   (23,710,223)    (422,399,190)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     1,835,848       32,282,771
Shares issued upon conversion
  and/or exchange from Class B...     3,168,790       57,758,918
                                    -----------    -------------
Net increase in shares
  outstanding....................     5,004,638    $  90,041,689
                                    ===========    =============

--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Class B                               Shares          Amount
-------                               ------          ------
Six months ended April 30, 1998:
Shares sold......................    13,185,047    $ 272,684,789
Shares issued in reinvestment of
  dividends and distributions....     5,739,813      112,732,028
Shares reacquired................    (6,597,071)    (135,954,614)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................    12,327,789      249,462,203
Shares reacquired upon conversion
  and/or exchange into Class A...    (1,028,303)     (20,788,919)
                                    -----------    -------------
Net increase in shares
  outstanding....................    11,299,486    $ 228,673,284
                                    ===========    =============

Year ended October 31, 1997:
Shares sold......................    11,692,362    $ 220,160,621
Shares issued in reinvestment of
  dividends and distributions....     3,363,615       56,041,561
Shares reacquired................   (12,575,129)    (224,049,253)
                                    ============   ==============
Net increase in shares
  outstanding before
  conversion.....................     2,480,848       52,152,929
Shares reacquired upon conversion
  and/or exchange into Class A...    (3,179,464)     (57,758,918)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (698,616)   $  (5,605,989)
                                    ===========    =============

Class C
-------

Six months ended April 30, 1998:
Shares sold......................       831,950    $  17,312,533
Shares issued in reinvestment of
  dividends and distributions....        96,048        1,888,496
Shares reacquired................      (155,731)      (3,248,868)
                                    -----------    -------------
Net increase in shares
  outstanding....................       772,267    $  15,952,161
                                    ===========    =============

Class C                               Shares          Amount
-------                               ------          ------
Year ended October 31, 1997:
Shares sold......................       479,888    $   9,368,720
Shares issued in reinvestment of
  dividends and distributions....        33,855          567,873
Shares reacquired................      (211,033)      (3,840,172)
                                    -----------    -------------
Net increase in shares
  outstanding....................       302,710    $   6,096,421
                                    ===========    =============
Class Z
-------
Six months ended April 30, 1998:
Shares sold......................     2,997,588    $  62,276,629
Shares issued in reinvestment of
  dividends and distributions....       490,185        9,664,442
Shares reacquired................    (3,242,810)     (68,227,841)
                                    -----------    -------------
Net increase in shares
  outstanding....................       244,963    $   3,713,230
                                    ===========    =============
Year ended October 31, 1997:
Shares sold......................     2,149,748    $  40,494,703
Shares issued in reinvestment of
  dividends and distributions....       213,923        3,630,172
Shares reacquired................    (1,680,122)     (30,855,405)
                                    -----------    -------------
Net increase in shares
  outstanding....................       683,549    $  13,269,470
                                    ===========    =============
--------------------------------------------------------------------------------
Note 7. Dividends

On June 22, 1998 the Board of Trustees of the Fund declared the following dividends per share, payable on June 30, 1998 to shareholders of record on June 25, 1998.

                                      Class      Class B    Class
                                        A         and C       Z
                                    ---------   ---------   ------
Ordinary Income...................    $0.10      $  0.06    $ 0.11

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                               Class A
                                            -----------------------------------------------------------------------------
                                             Six Months
                                               Ended                            Year Ended October 31,
                                             April 30,       ------------------------------------------------------------
                                                1998           1997         1996         1995         1994         1993
                                            ------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  21.00       $  15.43     $  14.40     $  14.03     $  14.38     $  12.16
                                            ------------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income...................           .21            .45          .47          .48          .41          .47
Net realized and unrealized gain on
   investment transactions..............          2.94           6.29         1.75          .95          .06         2.65
                                            ------------     --------     --------     --------     --------     --------
   Total from investment operations.....          3.15           6.74         2.22         1.43          .47         3.12
                                            ------------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income....          (.22)          (.43)        (.49)        (.54)        (.29)        (.46)
Distributions from net realized gains...         (1.89)          (.74)        (.70)        (.52)        (.53)        (.44)
                                            ------------     --------     --------     --------     --------     --------
   Total distributions..................         (2.11)         (1.17)       (1.19)       (1.06)        (.82)        (.90)
                                            ------------     --------     --------     --------     --------     --------
Net asset value, end of period..........      $  22.04       $  21.00     $  15.43     $  14.40     $  14.03     $  14.38
                                            ------------     --------     --------     --------     --------     --------
                                            ------------     --------     --------     --------     --------     --------
TOTAL RETURN(a):........................         16.24%         45.68%       15.97%       11.15%        3.48%       26.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $732,523       $570,146     $341,717     $276,990     $150,502     $104,017
Average net assets (000)................      $640,047       $454,892     $310,335     $236,688     $131,398     $ 70,895
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           .88%(b)        .94%         .98%        1.03%        1.09%        1.07%
   Expenses, excluding distribution
      fees..............................           .63%(b)        .69%         .73%         .78%         .85%         .87%
   Net investment income................          1.98%(b)       2.32%        3.26%        3.36%        2.97%        3.44%
For Class A, B, C and Z shares:
Portfolio turnover rate.................            13%            36%          36%          74%          70%          57%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.



--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                 Class B
                                            ---------------------------------------------------------------------------------
                                             Six Months
                                               Ended                              Year Ended October 31,
                                             April 30,       ----------------------------------------------------------------
                                                1998            1997           1996          1995         1994         1993
                                            ------------     ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $    20.93      $    15.39     $    14.36     $  14.00     $  14.35     $  12.14
                                            ------------     ----------     ----------     --------     --------     --------
Income from investment operations
Net investment income...................            .13             .29            .39          .37          .31          .37
Net realized and unrealized gain on
   investment transactions..............           2.93            6.29           1.71          .95          .06         2.64
                                            ------------     ----------     ----------     --------     --------     --------
   Total from investment operations.....           3.06            6.58           2.10         1.32          .37         3.01
                                            ------------     ----------     ----------     --------     --------     --------
Less distributions
Dividends from net investment income....           (.14)           (.30)          (.37)        (.44)        (.19)        (.36)
Distributions from net realized gains...          (1.89)           (.74)          (.70)        (.52)        (.53)        (.44)
                                            ------------     ----------     ----------     --------     --------     --------
   Total distributions..................          (2.03)          (1.04)         (1.07)        (.96)        (.72)        (.80)
                                            ------------     ----------     ----------     --------     --------     --------
Net asset value, end of period..........     $    21.96      $    20.93     $    15.39     $  14.36     $  14.00     $  14.35
                                            ============     ==========     ==========     ========     ========     ========
TOTAL RETURN(a):........................          15.81%          44.60%         15.12%       10.29%        2.73%       25.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $1,559,893      $1,250,216     $  929,948     $906,793     $954,951     $527,868
Average net assets (000)................     $1,371,095      $1,072,118     $  951,220     $911,856     $784,063     $304,898
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           1.63%(b)        1.69%          1.73%        1.78%        1.85%        1.87%
   Expenses, excluding distribution
      fees..............................            .63%(b)         .69%           .73%         .78%         .85%         .87%
   Net investment income................           1.23%(b)        1.60%          2.51%        2.66%        2.21%        2.58%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                             Class C
                                            -------------------------------------------------------------------------
                                                                                                           August 1,
                                             Six Months                                                     1994(c)
                                               Ended                  Year Ended October 31,                Through
                                             April 30,       ----------------------------------------     October 31,
                                                1998             1997             1996          1995         1994
                                            ------------     ------------     ------------     ------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  20.93         $  15.39          $14.36        $14.00       $ 13.99
                                            ------------         ------           -----        ------         -----
Income from investment operations
Net investment income...................           .14              .37             .38           .40           .08
Net realized and unrealized gain (loss)
   on investment transactions...........          2.92             6.21            1.72           .92          (.02)
                                            ------------         ------           -----        ------         -----
   Total from investment operations.....          3.06             6.58            2.10          1.32           .06
                                            ------------         ------           -----        ------         -----
Less distributions
Dividends from net investment income....          (.14)            (.30)           (.37)         (.44)         (.05)
Distributions from net realized gains...         (1.89)            (.74)           (.70)         (.52)           --
                                            ------------         ------           -----        ------         -----
   Total distributions..................         (2.03)           (1.04)          (1.07)         (.96)         (.05)
                                            ------------         ------           -----        ------         -----
Net asset value, end of period..........      $  21.96         $  20.93          $15.39        $14.36       $ 14.00
                                            ============         ======           =====        ======         =====
TOTAL RETURN(a):........................         15.81%           44.60%          15.12%        10.29%         0.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $ 35,755         $ 17,911          $8,511        $4,586       $ 1,527
Average net assets (000)................      $ 25,172         $ 11,432          $6,730        $3,132       $   762
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.63%(b)         1.69%           1.73%         1.78%         2.05%(b)
   Expenses, excluding distribution
      fees..............................           .63%(b)          .69%            .73%          .78%         1.05%(b)
   Net investment income................          1.19%(b)         1.53%           2.51%         2.57%         2.42%(b)

                                                            Class Z
                                          --------------------------------------------
                                                                            March 1,
                                           Six Months         Year           1996(d)
                                             Ended            Ended          Through
                                           April 30,       October 31,     October 31,
                                              1998            1997            1996
                                          ------------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  21.00         $ 15.42         $ 15.13
                                          ------------     -----------     -----------
Income from investment operations
Net investment income...................         .23             .36             .38
Net realized and unrealized gain (loss)
   on investment transactions...........        2.95            6.43             .30
                                          ------------     -----------     -----------
   Total from investment operations.....        3.18            6.79             .68
                                          ------------     -----------     -----------
Less distributions
Dividends from net investment income....        (.24)           (.47)           (.39)
Distributions from net realized gains...       (1.89)           (.74)             --
                                          ------------     -----------     -----------
   Total distributions..................       (2.13)          (1.21)           (.39)
                                          ------------     -----------     -----------
Net asset value, end of period..........    $  22.05         $ 21.00         $ 15.42
                                          ============     ===========     ===========
TOTAL RETURN(a):........................       16.41%          46.12%           4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $ 84,084         $74,956         $44,509
Average net assets (000)................    $ 96,879         $57,369         $24,641
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         .63%(b)         .69%            .73%(b)
   Expenses, excluding distribution
      fees..............................         .63%(b)         .69%            .73%(b)
   Net investment income................        2.20%(b)        2.58%           3.51%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

                          HISTORICAL PERFORMANCE DATA
              Value of $1.00 invested on 1/1/26 through 12/31/97.

                         Small Stocks              $5,519.97
                         Common Stocks              1,828.33
                         Long-Term Bonds               39.07
                         Treasury Bills                14.25
                         Inflation                      9.02

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors



------------------------------------------------------------------------------------------------------------
YEAR                          1987   1988   1989   1990   1991   1992   1993   1994   1995   1996    1997
------------------------------------------------------------------------------------------------------------
     U.S. Government
     Treasury
     Bonds/1/                  2.0%   7.0%  14.4%   8.5%  15.3%   7.2%  10.7%  -3.4%  18.4%   2.7%   9.6%
------------------------------------------------------------------------------------------------------------
     U.S. Government
     Mortgage
     Securities/2/             4.3%   8.7%  15.4%  10.7%  15.7%   7.0%   6.8%  -1.6%  16.8%   5.4%   9.5%
------------------------------------------------------------------------------------------------------------
     U.S. Investment Grade
     Corporate Bonds/3/        2.6%   9.2%  14.1%   7.1%  18.5%   8.7%  12.2%  -3.9%  22.3%   3.3%  10.2%
------------------------------------------------------------------------------------------------------------
     U.S. High Yield
     Corporate Bonds/4/        5.0%  12.5%   0.8%  -9.6%  46.2%  15.8%  17.1%  -1.0%  19.2%  11.4%  12.8%
------------------------------------------------------------------------------------------------------------
     World Government
     Bonds/5/                 35.2%   2.3%  -3.4%  15.3%  16.2%   4.8%  15.1%   6.0%  19.6%   4.1%  (4.3%)
------------------------------------------------------------------------------------------------------------
     Difference between
     highest and lowest       33.2%  10.2%  18.8%  24.9%  30.9%  11.0%  10.3%   9.9%   5.5%   8.7%  17.1
     returns percent
------------------------------------------------------------------------------------------------------------

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over
 150 public issues of the U.S. Treasury having maturities of at least one year. /2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                         This chart shows the growth of a
This chart illustrates the               hypothetical $10,000 investment made
performance of major world stock         in the stocks representing the S&P
markets for the period from              500 stock index with and without
December 31, 1986 through December       reinvested dividends.
31, 1997. It does not represent
the performance of any Prudential
Mutual Fund.

                                                       1969-1997
                                         Capital Appreciation and
Average Annual Total Returns of           Reinvesting Dividends        $304,596
Major World Stock Markets                Capital Appreciation Only      105,413
12/31/86-12/31/97 (in U.S.
Dollars)

     Netherlands     20.5%               Source: Stocks, Bonds, Bills, and
     Spain           20.4%               Inflation 1998 Yearbook, Ibbotson
     Sweden          20.4%               Associates, Chicago (annually
     Hong Kong       19.7%               updates work by Roger G. Ibbotson
     Belgium         19.5%               and Rex A. Sinquefield). Used with
     Switzerland     17.9%               permission. All rights reserved.
     USA             17.1%               This chart is used for illustrative
     UK              16.6%               purposes only and is not intended to
     France          15.6%               represent the past, present or
     Germany         12.1%               future performance of any Prudential
     Austria          9.6%               Mutual Fund. Common stock total
     Japan            6.6%               return is based on the Standard &
                                         Poor's 500 Stock Index, a market-
                                         value-weighted index made up of 500
Source: Morgan Stanley Capital           of the largest stocks in the U.S.
International (MSCI) and Lipper          based upon their stock market value.
Analytical Services, Inc. as of          Investors cannot invest directly in
12/31/97. Used with permission.          indices.
Morgan Stanley Country indices are
unmanaged indices which include
those stocks making up the largest
two-thirds of each country's total
stock market capitalization.
Returns reflect the reinvestment
of all distributions. This chart
is for illustrative purposes only
and is not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.

                   ---------------------------------------
                   WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION

                     World Total: $12.5 Trillion

                                  PIE CHART

                             U.S.            49.8%
                             Europe          32.1%
                             Pacific Basin   15.6%
                             Canada           2.5%


                   Source: Morgan Stanley Capital
                   International, December 31, 1997.
                   Used with permission. This chart
                   represents the capitalization of
                   major world stock markets as
                   measured by the Morgan Stanley
                   Capital International (MSCI) World
                   Index. The total market
                   capitalization is based on the value
                   of approximately 1577 companies in
                   22 countries (representing
                   approximately 60% of the aggregate
                   market value of the stock
                   exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                             [PLOT POINTS TO COME]

---------------------------------------

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

  The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.
                                    [CHART]
---------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of December 30, 1997 Prudential Investments Fund Management is the eighteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.
---------

/1/ PIC serves as the Subadviser to substantially all of the Prudential Mutual
    Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1996.

                                     III-1

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
---------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


---------

/7/ As of December 31, 1997.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a)(1) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

      (2) Amended Certificate of Designation.*

    (b) By-laws. Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed via EDGAR on May 6, 1994 (File No. 33-9269).

    (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

      (2) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1993 (File No. 33-9269).

    (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on October 30, 1995 (File No. 33-9269).

      (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC.*

      (2) Selected Dealer Agreement.*

    (g) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

    (i) Opinion of Counsel. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).


    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares.*

      (2) Amended and Restated Distribution and Service Plan for Class B shares.*

      (3) Amended and Restated Distribution and Service Plan for Class C shares.*

    (n) Financial Data Schedules.*

    (o) Amended Rule 18f-3 Plan.*

---------
  *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.


ITEM 25. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article V, Sections 5.2 and 5.3 of the Declaration of Trust (Exhibit a(1) to the Registration Statement) and to
Article X of the Fund's By-Laws (Exhibit b to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

  Section 9 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit d(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Prudential Investments Fund Management LLC

  See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

 NAME AND ADDRESS   POSITION WITH PIFM                    PRINCIPAL OCCUPATIONS
 ----------------   ------------------                    ---------------------
 Robert F. Gunia    Executive Vice        Vice President, Prudential Investments; Executive Vice
                    President and          President and Treasurer, PIFM; Senior Vice President,
                    Treasurer              Prudential Securities
 Neil A. McGuinness Executive Vice        Executive Vice President and Director of Marketing,
                    President              Prudential Mutual Funds & Annuities (PMF&A);
                                           Executive Vice President, PIFM
 Brian M. Storms    Officer-in-Charge,    President, PMF&A; Officer-in-Charge, President, Chief
                    President, Chief       Executive Officer and Chief Operating Officer, PIFM
                    Executive Officer
                    and Chief Operating
                    Officer
 Robert J. Sullivan Executive Vice        Executive Vice President, PMF&A; Executive Vice
                    President              President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund Is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 NAME AND ADDRESS     POSITION WITH PIC                   PRINCIPAL OCCUPATIONS
 ----------------     -----------------                   ---------------------
 E. Michael Caulfield     Chairman        Chief Executive Officer of Prudential Investments
                          of the           (PIC) of The Prudential Insurance Company of America
                          Board,           (Prudential)
                          President
                          and Chief
                          Executive
                          Officer
                          and
                          Director
 John R. Strangfeld       Vice            President of Private Asset Management Group of
                          President        Prudential; Senior Vice President, Prudential; Vice
                          and              President and Director, PIC
                          Director

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

  (b) Information concerning the directors and officers of PIMS is set forth below.

                         POSITIONS AND                                           POSITIONS AND
                         OFFICES WITH                                            OFFICES WITH
NAME(1)                  UNDERWRITER                                             REGISTRANT
-------                  -------------                                           -------------
E. Michael Caulfield.... President                                                   None
Mark R. Fetting......... Executive Vice President                                    None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
Jean D. Hamilton........ Executive Vice President                                    None
Ronald P. Joelson....... Executive Vice President                                    None
Brian M. Storms......... Executive Vice President                                    None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
John R. Strangfeld...... Executive Vice President                                    None
Mario A. Mosse ......... Senior Vice President and Chief Operating Officer           None
Scott S. Wallner........ Vice President, Secretary and Chief Legal Officer           None
Michael G. Williamson... Vice President, Comptroller and Chief Financial Officer     None
C. Edward Chaplin....... Treasurer                                                   None

---------

(/1/)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES.

  Other than as set forth under the captions "How the Fund Is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 21st day of October, 1998.

                         PRUDENTIAL EQUITY INCOME FUND

                         /s/ Richard A. Redeker
                         ----------------------------------
                         (RICHARD A. REDEKER, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                                   DATE
---------                          -----                                   ----
/s/ Grace C. Torres                Treasurer and Principal Financial October 21, 1998
---------------------------------
  GRACE C. TORRES                   and Accounting Officer
/s/ Edward D. Beach                Trustee                           October 21, 1998
---------------------------------
  EDWARD D. BEACH
/s/ Delayne D. Gold                Trustee                           October 21, 1998
---------------------------------
  DELAYNE D. GOLD
/s/ Robert F. Gunia                Trustee                           October 21, 1998
---------------------------------
  ROBERT F. GUNIA
/s/ Douglas H. McCorkindale        Trustee                           October 21, 1998
---------------------------------
  DOUGLAS H. MCCORKINDALE
/s/ Mendel A. Melzer               Trustee                           October 21, 1998
---------------------------------
  MENDEL A. MELZER
/s/ Thomas T. Mooney               Trustee                           October 21, 1998
---------------------------------
  THOMAS T. MOONEY
/s/ Stephen P. Munn                Trustee                           October 21, 1998
---------------------------------
  STEPHEN P. MUNN
/s/ Richard A. Redeker             President and Trustee             October 21, 1998
---------------------------------
  RICHARD A. REDEKER
/s/ Robin B. Smith                 Trustee                           October 21, 1998
---------------------------------
  ROBIN B. SMITH
/s/ Louis A. Weil, III             Trustee                           October 21, 1998
---------------------------------
  LOUIS A. WEIL, III
/s/ Clay T. Whitehead              Trustee                           October 21, 1998
---------------------------------
  CLAY T. WHITEHEAD

                         PRUDENTIAL EQUITY INCOME FUND

                                 EXHIBIT INDEX

 EXHIBIT NUMBER                           DESCRIPTION
 --------------                           -----------
 (a)(1)         Amended and Restated Declaration of Trust. Incorporated by
                reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 21, 1994 (File No. 33-9269).
 (a)(2)         Amended Certificate of Designation.*
 (b)            By-laws. Incorporated by reference to Exhibit 2(b) to Post-
                Effective Amendment No. 11 to the Registration Statement on
                Form N-1A filed via EDGAR on May 6, 1994 (File No. 33-9269).
 (c)(1)         Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-
                Effective Amendment No. 18 to the Registration Statement on
                Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (c)(2)         Instruments Defining Rights of Shareholders. Incorporated by
                reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1993 (File No. 33-9269).
 (d)(1)         Amended and Restated Management Agreement between the
                Registrant and Prudential Mutual Fund Management, Inc.
                Incorporated by reference to Exhibit 5(a) to Post-Effective
                Amendment No. 15 to the Registration Statement on Form N-1A
                filed via EDGAR on October 30, 1995 (File No. 33-9269).
 (d)(2)         Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and The Prudential Investment Corporation.
                Incorporated by reference to Exhibit 5(b) to Post-Effective
                Amendment No. 18 to the Registration Statement on Form N-1A
                filed via EDGAR on December 30, 1997 (File No. 33-9269).
 (e)(1)         Distribution Agreement with Prudential Investment Management
                Services LLC.*
 (e)(2)         Selected Dealer Agreement.*
 (g)            Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to
                Post-Effective Amendment No. 18 to the Registration Statement
                on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (h)            Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by
                reference to Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1997 (File No. 33-9269).
 (i)            Opinion of Counsel. Incorporated by reference to Exhibit 10 to
                Post-Effective Amendment No. 18 to the Registration Statement
                on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (m)(1)         Amended and Restated Distribution and Service Plan for Class A
                shares.*
 (m)(2)         Amended and Restated Distribution and Service Plan for Class B
                shares.*
 (m)(3)         Amended and Restated Distribution and Service Plan for Class C
                shares.*
 (n)            Financial Data Schedules.*
 (o)            Amended Rule 18f-3 Plan.*

----------
  *Filed herewith.